Exhibit 99.2

EXECUTION VERSION

MORTGAGE LOAN PURCHASE AGREEMENT

This Mortgage Loan Purchase Agreement (this “Agreement”), is dated and effective as of September 21, 2020, between Morgan Stanley Mortgage Capital Holdings LLC, as seller (in such capacity, together with its successors and permitted assigns hereunder, the “Mortgage Loan Seller” or “Seller”), and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser (in such capacity, together with its successors and permitted assigns hereunder, the “Purchaser”).

RECITALS

The Mortgage Loan Seller desires to sell, assign, transfer, set over and otherwise convey to the Purchaser, without recourse, representation or warranty, other than as set forth herein, and the Purchaser desires to purchase, subject to the terms and conditions set forth herein, the commercial and/or multifamily mortgage loans (collectively, the “Mortgage Loans”) identified on the schedule annexed hereto as Exhibit A (as such schedule may be amended from time to time pursuant to the terms hereof, the “Mortgage Loan Schedule”).

The Purchaser intends to create a trust (the “Trust”), the primary assets of which will be a segregated pool of commercial, multifamily and residential cooperative mortgage loans, that includes the Mortgage Loans. Beneficial ownership of the assets of the Trust (such assets collectively, the “Trust Fund”) will be evidenced by a series of mortgage pass-through certificates (the “Certificates”). Certain classes of the Certificates will be rated by nationally recognized statistical rating organizations (the “Rating Agencies”). Certain classes of Certificates (the “Registered Certificates”) will be registered under the Securities Act of 1933, as amended (the “Securities Act”), and certain classes of Certificates (the “Non-Registered Certificates”) will not be registered under the Securities Act. The Trust will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of September 1, 2020 (the “Pooling and Servicing Agreement”), among Wells Fargo Commercial Mortgage Securities, Inc., as depositor (the “Depositor”), Wells Fargo Bank, National Association, as general master servicer (in such capacity, the “General Master Servicer”), KeyBank National Association, as general special servicer (the “General Special Servicer”), National Cooperative Bank, N.A., as co-op master servicer and as co-op special servicer, Park Bridge Lender Services LLC, as operating advisor (in such capacity, the “Operating Advisor”) and as asset representations reviewer (in such capacity, the “Asset Representations Reviewer”), Wells Fargo Bank, National Association, as certificate administrator (in such capacity, the “Certificate Administrator”), as tax administrator and as custodian (in such capacity, the “Custodian”), and Wilmington Trust, National Association, as trustee (the “Trustee”). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement as in full force and effect on the Closing Date (as defined in Section 1 hereof) (except with respect to the definition of “Servicing File,” which for purposes of this Agreement shall not include the documents described in clause (b) in the definition of such term in the Pooling and Servicing Agreement). Any reference to a provision of the Pooling and Servicing Agreement shall be to the Pooling and Servicing Agreement as in full force and effect on the Closing Date. It is anticipated that the Purchaser will transfer the Mortgage Loans to the Trustee on behalf of the Trust contemporaneously with its purchase of the Mortgage Loans hereunder.

The Purchaser intends to sell the Registered Certificates to Wells Fargo Securities, LLC (“WFS”), BofA Securities, Inc. (“BofA Securities”), Morgan Stanley & Co. LLC (“MS&Co.”), Academy Securities, Inc. (“Academy”) and Drexel Hamilton, LLC (“Drexel” and, collectively with WFS, BofA Securities, MS&Co. and Academy, in such capacity, the “Underwriters”) pursuant to an underwriting agreement, dated as of the date hereof (the “Underwriting Agreement”), between the Purchaser, Wells Fargo Bank, National Association and the Underwriters. The Purchaser intends to sell the Non-Registered Certificates (other than the RR Interest) to WFS, BofA Securities, MS&Co., Academy and Drexel (collectively in such capacity, the “Initial Purchasers”) pursuant to a certificate purchase agreement, dated as of the date hereof (the “Certificate Purchase Agreement”), between the Purchaser, Wells Fargo Bank, National Association and the Initial Purchasers. The Purchaser intends to transfer the RR Interest to Wells Fargo Bank, National Association (“Wells Fargo”), Bank of America, National Association and Morgan Stanley Bank, N.A. (“MSBNA”) pursuant to the RR Interest Transfer Agreement, dated as of September 22, 2020 (the “RR Interest Transfer Agreement”), between the Depositor, Wells Fargo, Bank of America, National Association and MSBNA. The Certificates are more fully described in (a) that certain prospectus dated September 22, 2020 (together with all annexes and exhibits thereto and information incorporated therein by reference as of the date of filing thereof, the “Prospectus”), relating to the Registered Certificates and (b) that certain private placement memorandum, dated September 22, 2020 (together with all annexes and exhibits thereto, the “Private Placement Memorandum”), relating to the Non-Registered Certificates (other than the RR Interest), as each may be amended or supplemented at any time hereafter.

The Mortgage Loan Seller will indemnify the Depositor, the Underwriters, the Initial Purchasers and certain related parties with respect to certain disclosure regarding the Mortgage Loans that is contained in (a) that certain preliminary prospectus, dated September 16, 2020, relating to the Registered Certificates (together with all annexes and exhibits thereto and information incorporated therein by reference as of the last Time of Sale (as defined in the Indemnification Agreement), the “Preliminary Prospectus”), (b) that certain preliminary private placement memorandum, dated September 16, 2020, relating to the Non-Registered Certificates (other than the RR Interest) (together with all annexes and exhibits thereto, the “Preliminary Private Placement Memorandum”), (c) the Prospectus, (d) the Private Placement Memorandum and (e) certain other disclosure documents and offering materials relating to the Certificates, pursuant to an indemnification agreement, dated as of the date hereof (the “Indemnification Agreement”), between the Mortgage Loan Seller, the Depositor, the Underwriters and the Initial Purchasers.

NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

Section 1.                Agreement to Purchase. The Mortgage Loan Seller agrees to sell, assign, transfer, set over and otherwise convey to the Purchaser, without recourse, representation or warranty, other than as set forth herein, and the Purchaser agrees to purchase from the Mortgage Loan Seller, subject to the terms and conditions set forth herein, the Mortgage Loans. The purchase and sale of the Mortgage Loans shall take place on September 30, 2020 or such other date as shall be mutually acceptable to the parties hereto (the “Closing Date”). As of the Cut-off Date, the Mortgage Loans will have an aggregate principal balance, after application of all payments of principal due on the Mortgage Loans, if any, on or before such date, whether or not received, of $321,196,000. The purchase price for the Mortgage Loans shall be a combination of (i) the portion of the RR Interest transferred to MSBNA pursuant to the RR Interest Transfer Agreement and (ii) a cash amount set forth on the cross receipt between the Mortgage Loan Seller and the Purchaser dated the Closing Date (which price reflects no deduction for any transaction expenses for which the Mortgage Loan Seller is responsible). On the Closing Date, the Mortgage Loan Seller shall cause to be delivered to the Depositor an amount equal to the sum of (i) $18,400.00 in respect of the Storage Max Tyler Mortgage Loan, (ii) $11,653.33 in respect of the Convenient Self Storage Mortgage Loan and (iii) $10,293.33 in respect of the Store More Self Storage Mortgage Loan, each of which has an initial Due Date in November 2020, to be deposited by the Depositor into the Collection Account on behalf of the Mortgage Loan Seller and for the benefit of the Trust Fund. The Purchaser shall pay and/or direct to be paid the cash portion of such purchase price to the Mortgage Loan Seller on the Closing Date by wire transfer in immediately available funds or by such other method as shall be mutually acceptable to the parties hereto. The Mortgage Loan Seller hereby directs the Purchaser to transfer the portion of the RR Interest referenced above directly to MSBNA.

Section 2.                Conveyance of the Mortgage Loans. (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and the satisfaction of the other conditions to the Mortgage Loan Seller’s obligations set forth herein, the Mortgage Loan Seller does hereby sell, assign, transfer, set over and otherwise convey to the Purchaser, without recourse, representation or warranty, other than as set forth herein, all of the right, title and interest of the Mortgage Loan Seller in, to and under the Mortgage Loans and all documents included in the related Mortgage Files and Servicing Files, with the understanding that a servicing rights purchase and sale agreement or comparable agreement may be executed by the Mortgage Loan Seller and the General Master Servicer. Such assignment includes all scheduled payments of principal and interest under and proceeds of the Mortgage Loans received after their respective Cut-off Dates (other than scheduled payments of interest and principal due on or before their respective Cut-off Dates, which shall belong and be promptly remitted to the Mortgage Loan Seller) together with all documents delivered or caused to be delivered hereunder with respect to such Mortgage Loans by the Mortgage Loan Seller (including all documents included in the related Mortgage Files and Servicing Files and any other documents required to be delivered by the Mortgage Loan Seller under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement). The Purchaser shall be entitled to receive all scheduled payments of principal and interest due on the Mortgage Loans after their respective Cut-off Dates, and all other recoveries of principal and interest collected thereon after their respective Cut-off Dates (other than scheduled payments of principal and interest due on the Mortgage Loans on or before their respective Cut-off Dates and collected after such respective Cut-off Dates or, in the case of Qualified Substitute Mortgage Loans (if any), due on or prior to the related date of substitution and collected after such date, in each case, which shall belong to the Mortgage Loan Seller) , except any Seller Defeasance Rights and Obligations.

After the Mortgage Loan Seller’s transfer of the Mortgage Loans to the Purchaser, as provided herein, the Mortgage Loan Seller shall not take any action inconsistent with the Purchaser’s ownership of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that the Mortgage Loan Seller is expressly permitted to complete subsequent to the Closing Date, the Mortgage Loan Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the Mortgage Loans by the Mortgage Loan Seller to the Purchaser.

It is expressly agreed and understood that, notwithstanding the assignment of the Mortgage Loan documents, it is expressly intended that the Mortgage Loan Seller will receive the benefit of any securitization indemnification provisions in the Mortgage Loan documents.

(b)               The conveyance of the Mortgage Loans and the related rights and property accomplished hereby is intended by the parties hereto to constitute a sale by the Mortgage Loan Seller of all the Mortgage Loan Seller’s right, title and interest in and to such Mortgage Loans and such other related rights and property by the Mortgage Loan Seller to the Purchaser. Furthermore, it is not intended that such conveyance be a pledge of security for a loan. If such conveyance is determined to be a pledge of security for a loan, however, then: (i) this Agreement shall constitute a security agreement under applicable law; (ii) the Mortgage Loan Seller shall be deemed to have granted to the Purchaser, and in any event, the Mortgage Loan Seller hereby grants to the Purchaser, a first priority security interest in all of the Mortgage Loan Seller’s right, title and interest, whether now owned or hereafter acquired, in and to (1) the Mortgage Loans, (2) all documents included in the related Mortgage Files and Servicing Files, (3) all scheduled payments of principal and interest due on the Mortgage Loans after their respective Cut-off Dates, and (4) all other recoveries of principal and interest collected thereon after their respective Cut-off Dates (other than scheduled payments of principal and interest due on the Mortgage Loans on or before their respective Cut-off Dates and collected after such respective Cut-off Dates or, in the case of Qualified Substitute Mortgage Loans (if any), due on or prior to the related date of substitution and collected after such date); (iii) the assignment by the Purchaser to the Trustee of its interests in the Mortgage Loans as contemplated by Section 16 hereof shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Purchaser (or the Custodian) of the Mortgage Notes with respect to the Mortgage Loans subject hereto from time to time and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be “possession by the secured party” or possession by a purchaser or person designated by such secured party for the purpose of perfecting such security interest under applicable law; and (v) notifications to, and acknowledgments, receipts or confirmations from, Persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law. The Mortgage Loan Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be reasonably necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

(c)                In connection with the Mortgage Loan Seller’s assignment pursuant to Section 2(a) above, the Mortgage Loan Seller, at its expense, shall deliver to and deposit with, or cause to be delivered to and deposited with, the Custodian, (x) on or before the Closing Date, the Mortgage Note relating to each Mortgage Loan so assigned, endorsed to the Trustee or in blank as specified in clause (i) of the definition of “Mortgage File” in Section 1.01 of the Pooling and

Servicing Agreement (or, alternatively, if the original executed Mortgage Note has been lost, a lost note affidavit and indemnity with a copy of such Mortgage Note as specified in clause (i) of the definition of “Mortgage File”) and (y) on or before the date that is forty-five (45) days following the Closing Date (or such later date as may be provided under Sections 2.01(b) or (c) of the Pooling and Servicing Agreement with respect to any item, and which delivery shall be subject to clauses (e) and (f) in the proviso of the definition of “Mortgage File”), the remainder of the Mortgage File for each Mortgage Loan (together with a list related to each Mortgage Loan indicating the related Mortgage Loan documents included in the related Mortgage File as of the Closing Date (the “Mortgage Loan Checklist”)) and, except in the case of a Mortgage Loan that is part of a Non-Serviced Whole Loan as of the Closing Date, any other items required to be delivered or deposited by the Mortgage Loan Seller under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement (other than amounts from reserve accounts and originals of letters of credit, which shall be transferred to the General Master Servicer) for each Mortgage Loan, and shall take such other actions and pay such costs with respect to the Mortgage Loans as may be required under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement.

In addition, on or prior to the fifth (5th) Business Day after the Closing Date, the Mortgage Loan Seller, at its expense, shall deliver to the Custodian five (5) limited powers of attorney substantially in the form attached hereto as Exhibit F in favor of the Custodian (on behalf of the Trustee) and the General Special Servicer to empower the Custodian (on behalf of the Trustee) and, in the event of the failure or incapacity of the Custodian (on behalf of the Trustee), the General Special Servicer to sign and/or deliver to a third party for submission, or to cause the Custodian to sign and/or deliver to a third party for submission, for recording, at the expense of the Mortgage Loan Seller, any mortgage loan documents required to be recorded as described in Section 2.01 of the Pooling and Servicing Agreement and any intervening assignments with evidence of recording thereon that are required to be included in the Mortgage Files (so long as original counterparts have previously been delivered to the Trustee (or the Custodian on its behalf)). The Mortgage Loan Seller agrees to reasonably cooperate with the Custodian, the Trustee and the General Special Servicer in connection with any additional powers of attorney or revisions thereto that are requested by such parties for purposes of such recordation. The parties hereto agree that no such power of attorney shall be used with respect to any Mortgage Loan by or under authorization by any party hereto except to the extent that the absence of a document described in the second preceding sentence with respect to such Mortgage Loan remains unremedied as of the earlier of (i) the date that is one hundred eighty (180) days following the delivery of notice of such absence to the Mortgage Loan Seller, but in no event earlier than eighteen (18) months from the Closing Date, and (ii) the date (if any) on which such Mortgage Loan becomes a Specially Serviced Mortgage Loan. The Custodian or the General Special Servicer, as applicable, shall submit such documents for recording, at the Mortgage Loan Seller’s expense, after the periods set forth above, provided, the Custodian or the General Special Servicer, as applicable, shall not submit such assignments for recording if the Mortgage Loan Seller produces evidence that it or a third-party on its behalf has sent any such assignment for recording and certifies that the Mortgage Loan Seller is awaiting its return from the applicable recording office.

(d)               In accordance with Section 2.01(b) of the Pooling and Servicing Agreement, with respect to the delivery of a letter of credit in the manner described in clause (A) of clause (xii) of the definition of “Mortgage File”, the Mortgage Loan Seller shall be deemed to have satisfied the delivery requirements of this Agreement and the Pooling and Servicing Agreement by delivering to the Custodian within ten (10) Business Days following the Closing Date with respect to any such letter(s) of credit a copy of such letter of credit, the transfer documentation and such transmittal communication to the issuing bank indicating that such document has been delivered to the issuing bank for reissuance. If a letter of credit is not in a form that would allow the General Master Servicer to draw on such letter of credit on behalf of the Trust in accordance with the applicable terms thereof and/or of the related Mortgage Loan documents, the Mortgage Loan Seller shall deliver copies of the appropriate transfer or assignment documents to the Custodian promptly following receipt of written notification thereof. If not otherwise paid by the related Mortgagor, the Mortgage Loan Seller shall pay any transfer fee required in order to transfer the beneficiary’s interest from such Mortgage Loan Seller to the General Master Servicer on behalf of the Trust as required hereunder and shall cooperate with the reasonable requests of the General Master Servicer in connection with effectuating a draw under any such letter of credit prior to the date such letter of credit is reissued to the General Master Servicer on behalf of the Trust.

With respect to letters of credit delivered in accordance with subclause (B) of clause (xii) of the definition of “Mortgage File”, within sixty (60) days of the Closing Date or such shorter period as is required by the terms of such letter of credit or other applicable Mortgage Loan documents, the Mortgage Loan Seller shall notify the bank issuing the letter of credit that the General Master Servicer on behalf of the Trustee shall be the beneficiary under such letter of credit. Section 3.01(f) of the Pooling and Servicing Agreement requires the General Master Servicer to present such letter of credit and the related assignment documentation delivered by the Mortgage Loan Seller to the letter of credit bank issuing such letter of credit and request that such letter of credit bank reissue the letter of credit in the name of “Wells Fargo Bank, National Association, as General Master Servicer, on behalf of Wilmington Trust, National Association, as Trustee, for the benefit of registered holders of BANK 2020-BNK28, Commercial Mortgage Pass-Through Certificates, Series 2020-BNK28”. Section 3.01(f) of the Pooling and Servicing Agreement further requires the General Master Servicer to use reasonable efforts to obtain such reissued letter of credit back from the issuing letter of credit bank within sixty (60) days (and in any event within ninety (90) days) following the Closing Date. The Mortgage Loan Seller shall provide such reasonable cooperation as requested by the General Master Servicer, including without limitation by delivering such additional assignment or amendment documents required by the issuing bank in order to reissue a letter of credit as provided above.

(e)                [Reserved.]

(f)                In connection with the Mortgage Loan Seller’s assignment pursuant to Section 2(a) above, the Mortgage Loan Seller, at its expense, shall deliver to and deposit with, or cause to be delivered to and deposited with, or make available or cause to be made available to, the General Master Servicer in accordance with Section 2.01(d) of the Pooling and Servicing Agreement, the following items: (i) within the timeframe for delivery set forth in Section 2.01(d) of the Pooling and Servicing Agreement, a copy of the Mortgage File for each Mortgage Loan (except that copies of any instruments of assignment that are returned or delivered, as applicable, to the Custodian by the related public recording office in accordance with the requirements of Section 2.01(c) of the Pooling and Servicing Agreement shall be delivered by the Custodian to the General Master Servicer) and (ii) within the timeframe for delivery set forth in Section 2.01(d) of the Pooling and Servicing Agreement, and except in the case of a Mortgage Loan that is part of a Non-Serviced Whole Loan, originals or copies of all financial statements, appraisals, operating statements, environmental reports, engineering reports, Insurance Policies, certificates, guaranty/indemnity agreements, property inspection reports, escrow analysis, tax bills, third-party management agreements, asset summary and financial information on the borrower/sponsor and any guarantor, in each case relating to the origination and servicing of any Mortgage Loan or related Serviced Whole Loan that are reasonably necessary for the ongoing administration and/or servicing of the applicable Mortgage Loan or Serviced Whole Loan in the possession or under the control of the Mortgage Loan Seller that relate to the Mortgage Loans or related Serviced Whole Loan(s) (provided that the Mortgage Loan Seller shall not be required to deliver any internal communications (including such communications between such Mortgage Loan Seller and its Affiliates) or underwriting analysis (including documents prepared by the applicable Mortgage Loan Seller or any of its Affiliates for such purposes), draft documents or any documents or materials prepared by it or its Affiliates for internal uses, attorney client communications that are privileged communications or constitute legal or other due diligence analyses or credit underwriting or due diligence analyses or data and/or other internal approval documents). In addition, the Mortgage Loan Seller shall, in accordance with Section 2.01(f) of the Pooling and Servicing Agreement, deliver to and deposit with, or cause to be delivered to and deposited with, the General Master Servicer within three (3) Business Days after the Closing Date, all unapplied reserve funds and Escrow Payments in the possession or under the control of the Mortgage Loan Seller that relate to the Mortgage Loans (other than any Non-Serviced Whole Loans). In addition, not later than the Closing Date, the Mortgage Loan Seller shall provide to the General Master Servicer the initial data with respect to each Mortgage Loan that is necessary for the preparation of the initial CREFC® Financial File and CREFC® Loan Periodic Update File required to be delivered by the General Master Servicer under the Pooling and Servicing Agreement.

(g)               Under generally accepted accounting principles (“GAAP”) and for federal income tax purposes, the Mortgage Loan Seller shall report its transfer of the Mortgage Loans to the Purchaser, as provided herein, as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration specified in Section 1 hereof. In connection with the foregoing, the Mortgage Loan Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan) and to reflect that the Mortgage Loans are no longer property of the Mortgage Loan Seller. In no event shall the Mortgage Loan Seller take any action that is inconsistent with the Trust’s ownership of each Mortgage Loan following the Closing Date.

(h)               The Mortgage Loan Schedule, as it may be amended from time to time, shall conform to the requirements set forth in the Pooling and Servicing Agreement (except with respect to the Administrative Cost Rate). The Mortgage Loan Seller shall, within fifteen (15) days of its discovery or receipt of notice of any error on the Mortgage Loan Schedule, amend such Mortgage Loan Schedule and deliver to the Purchaser or the Trustee, as the case may be, an amended Mortgage Loan Schedule; provided that this sentence shall not be construed to relieve the Mortgage Loan Seller of any liability for any related Breach or to shorten the period available to the Mortgage Loan Seller with respect to the cure, repurchase or substitution provisions with respect to a Material Defect set forth in Section 5.

(i)                 Notwithstanding anything to the contrary, the Purchaser and the Mortgage Loan Seller hereby acknowledge and agree that with respect to each Mortgage Loan subject to defeasance, the Mortgage Loan Seller has retained the right of the lender under the Mortgage Loan documents to receive a percentage of the economic benefit associated with the ownership of the successor borrower, to designate and establish the successor borrower and to purchase (or cause the purchase on behalf of the related borrower of) the related defeasance collateral, in each case if there is a defeasance of such Mortgage Loan (“Seller Defeasance Rights and Obligations”). The Purchaser shall cause the Pooling and Servicing Agreement to provide that: (i) if the General Master Servicer receives notice of a defeasance request to a Mortgage Loan subject to defeasance, then the General Master Servicer shall provide upon receipt of such notice, written notice of such defeasance request to the Mortgage Loan Seller or its assignee; and (ii) until such time as the Mortgage Loan Seller provides written notice to the contrary, notice of a defeasance of a Mortgage Loan with Seller Defeasance Rights and Obligations shall be delivered to the Mortgage Loan Seller pursuant to the notice provisions of the Pooling and Servicing Agreement.

Section 3.                Examination of Mortgage Loan Files and Due Diligence Review. The Mortgage Loan Seller shall reasonably cooperate with any examination of the Mortgage Files for, and any other documents and records relating to, the Mortgage Loans, that may be undertaken by or on behalf of the Purchaser on or before the Closing Date. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of any of the Mortgage Files for, and/or any of such other documents and records relating to, the Mortgage Loans, shall not affect the Purchaser’s right to pursue any remedy available in equity or at law for a breach of the Mortgage Loan Seller’s representations and warranties made pursuant to Section 4, except as expressly set forth in Section 5.

Section 4.                Representations, Warranties and Covenants of the Mortgage Loan Seller and the Purchaser. (a) The Mortgage Loan Seller hereby makes, as of the date hereof (and, in connection with any replacement of a Defective Loan (as defined in Section 4(f) hereof) with one or more Qualified Substitute Mortgage Loans (also as defined in Section 4(f) hereof), pursuant to Section 5(a) hereof, as of the related date of substitution), to and for the benefit of the Purchaser, each of the representations and warranties set forth in Exhibit B-1. The Purchaser hereby makes, as of the date hereof, to and for the benefit of the Mortgage Loan Seller, each of the representations and warranties set forth in Exhibit B-2.

(b)               The Mortgage Loan Seller hereby makes, as of the date hereof (or as of such other date specifically provided in the particular representation or warranty), to and for the benefit of the Purchaser, each of the representations and warranties set forth in Exhibit C, subject to the exceptions set forth in Schedule C. The Mortgage Loan Seller is also referred to herein as the “Responsible Repurchase Party”.

(c)                The Mortgage Loan Seller hereby represents and warrants, as of the date hereof, to and for the benefit of the Purchaser only, that the Mortgage Loan Seller has not dealt with any broker, investment banker, agent or other person (other than the Depositor or an affiliate thereof, the Underwriters and the Initial Purchasers) who may be entitled to any commission or compensation in connection with the sale to the Purchaser of the Mortgage Loans.

(d)               The Mortgage Loan Seller hereby represents and warrants that, with respect to the Mortgage Loans and the Mortgage Loan Seller’s role as “originator” (or the role of any third party as “originator” of any Mortgage Loan for which the Mortgage Loan Seller was not the originator) and “sponsor” in connection with the issuance of the Registered Certificates, the information regarding the Mortgage Loans, the related Mortgagors, the related Mortgaged Properties and/or the Mortgage Loan Seller contained in each of the Preliminary Prospectus and the Prospectus complies in all material respects with the applicable disclosure requirements of Regulation AB as in effect on the date hereof and for which compliance is required as of the date hereof. As used herein, “Regulation AB” means Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1125, as such rules may be amended from time to time, and subject to such clarification and interpretation as have been or may hereafter be from time to time provided by the Securities and Exchange Commission (the “Commission”) or by the staff of the Commission, in each case as effective from time to time as of the compliance dates specified therein.

(e)                With respect to each Servicing Function Participant that services a Mortgage Loan as of the Closing Date, the Mortgage Loan Seller either (i) represents and warrants that as of the date hereof such Servicing Function Participant is expected to be an Initial Sub-Servicer under the Pooling and Servicing Agreement or (ii) (A) represents and warrants that it has caused each such Servicing Function Participant to be required to comply, as evidenced by written documentation between each such Servicing Function Participant and the Mortgage Loan Seller, with all reporting requirements set forth in Article XI of the Pooling and Servicing Agreement (including but not limited to the indemnification of each Certification Party from and against any and all claims, losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments any other costs, fees and expenses incurred by such Certification Party arising out of the delivery of any Deficient Exchange Act Deliverable) applicable to such Servicing Function Participant for the Mortgage Loans and (B) covenants with the Purchaser that, for so long as the Trust is subject to the reporting requirements of the Exchange Act, it shall cause each Servicing Function Participant that services a Mortgage Loan as of the Closing Date to comply with all reporting requirements set forth therein.

(f)                The Responsible Repurchase Party hereby agrees that it shall be deemed to make to and for the benefit of the Purchaser, as of the date of any substitution, with respect to any replacement Mortgage Loan (a “Qualified Substitute Mortgage Loan”) that is substituted for a Defective Loan by the Responsible Repurchase Party pursuant to Section 5(a) of this Agreement, each of the representations and warranties set forth in Exhibit C to this Agreement. For purposes of the representations and warranties set forth in Exhibit C, representations and warranties made as of the Closing Date or as of the Cut-off Date shall, in the case of a Qualified Substitute Mortgage Loan, be made as of the date of substitution. From and after the date of substitution, each Qualified Substitute Mortgage Loan, if any, shall be deemed to constitute a “Mortgage Loan” hereunder for all purposes. A “Defective Loan” is any Mortgage Loan as to which there is an unremedied Material Defect.

(g)               Except for the agreed-upon procedures report obtained from the accounting firm engaged to perform procedures involving a comparison of information in loan files for the Mortgage Loans to information on a data tape relating to the Mortgage Loans (such report, the “Accountants’ Due Diligence Report”), the Mortgage Loan Seller has not obtained

(and, through and including the Closing Date, will not obtain without the consent of the Purchaser) any “third party due diligence report” (as defined in Rule 15Ga-2 under the Exchange Act (“Rule 15Ga-2”)) in connection with the securitization transaction contemplated herein and in the Prospectus and Private Placement Memorandum and, except for the accountants with respect to the Accountants’ Due Diligence Report, the Mortgage Loan Seller has not employed (and, through and including the Closing Date, will not employ without the consent of the Purchaser) any third party to engage in any activity that constitutes “due diligence services” within the meaning of Rule 17g-10 under the Exchange Act in connection with the transactions contemplated herein and in the Prospectus and Private Placement Memorandum. The Underwriters and Initial Purchasers are third-party beneficiaries of the provisions set forth in this Section 4(g).

(h)               Within sixty (60) days after the Closing Date, the Mortgage Loan Seller shall deliver or cause to be delivered an electronic copy of the Diligence File for each Mortgage Loan to the Depositor by uploading such Diligence File (including, if applicable, any additional documents that the Mortgage Loan Seller believes should be included to enable the Asset Representations Reviewer to perform an Asset Review on such Mortgage Loan; provided that such documents are clearly labeled and identified) to the Designated Site, each such Diligence File being organized and categorized in accordance with the electronic file structure reasonably agreed to by the Depositor and the Mortgage Loan Seller.

(i)                 Within sixty (60) days after the Closing Date, the Mortgage Loan Seller shall provide the Depositor a certificate substantially in the form of Exhibit E, with a copy to each of the General Master Servicer, the General Special Servicer, the Trustee, the Certificate Administrator, the Directing Certificateholder, the Asset Representations Reviewer, the Operating Advisor and the Risk Retention Consultation Party (which may be sent by email).

(j)                 If, as part of an Asset Review of a Mortgage Loan, the Asset Representations Reviewer determines it is missing any document that is required to be part of the Review Materials for such Mortgage Loan and that is necessary in connection with its completion of the Asset Review, then, upon written request of the Asset Representations Reviewer, the Mortgage Loan Seller shall provide to the Asset Representations Reviewer, within ten (10) Business Days of receipt of such written request, any such document; provided, however, that the Mortgage Loan Seller shall be required to deliver such missing document only to the extent that such document is in the possession of the Mortgage Loan Seller, but in any event excluding any documents that contain information that is proprietary to the related originator or the Mortgage Loan Seller or any draft documents or privileged or internal communications.

(k)               Upon the completion of an Asset Review with respect to each Mortgage Loan in accordance with the Pooling and Servicing Agreement and receipt of a written invoice from the Asset Representations Reviewer, the Mortgage Loan Seller shall pay the Asset Representations Reviewer Asset Review Fee for the Mortgage Loans subject to that Asset Review within sixty (60) days of such written invoice by the Asset Representations Reviewer; provided, that if any fees payable pursuant to this Section 4(k) are paid by the Trust pursuant to Section 12.02(b) of the Pooling and Servicing Agreement, the Mortgage Loan Seller shall reimburse the Trust for the amount of any such fees.

(l)                 The Mortgage Loan Seller acknowledges and agrees that in the event an Enforcing Party elects a dispute resolution method pursuant to Section 2.03 of the Pooling and Servicing Agreement, the Mortgage Loan Seller shall abide by the selected dispute resolution method and otherwise comply with the terms and provisions set forth in the Pooling and Servicing Agreement (including the exhibits thereto) related to such dispute resolution method.

(m)             The Mortgage Loan Seller shall indemnify and hold harmless the Purchaser against any and all expenses, losses, claims, damages and other liabilities, including without limitation the costs of investigation, legal defense and any amounts paid in settlement of any claim or litigation arising out of or based upon any failure by the Mortgage Loan Seller to (A) pay the fees described under Section 4(k) above within sixty (60) days of written invoice by the Asset Representations Reviewer or (B) within sixty (60) days of the Closing Date (or such later date specified herein or in the Pooling and Servicing Agreement), provide all documents required to be delivered by it pursuant to Section 4(h) of this Agreement and under the definition of “Diligence File” in the Pooling and Servicing Agreement.

(n)               The Mortgage Loan Seller covenants with the Purchaser that if, on or prior to the later of (i) the ninetieth (90th) day following the Closing Date and (ii) the date upon which all Certificates have been sold to parties unaffiliated with the Depositor, as a result of the occurrence of any event that occurred prior to the Closing Date with respect to the Mortgage Loans or the Mortgage Loan Seller (and the Mortgage Loan Seller hereby covenants to promptly notify the Depositor, the Underwriters and the Initial Purchasers of the occurrence of any such event to the extent it has knowledge thereof), an amendment or supplement to the Prospectus or Private Placement Memorandum, including Annexes A-1, A-2 and A-3 of the Prospectus, with respect to any information regarding the Mortgage Loans or the Mortgage Loan Seller, is necessary to be delivered in connection with sales of the Certificates by the Underwriters, the Initial Purchasers or a dealer, in order to correct any untrue statement of a material fact or any omission to state a material fact required to be stated therein (solely in the case of the Prospectus) or necessary to make the statements therein, in the light of the circumstances when the Prospectus or Private Placement Memorandum is delivered to a purchaser, not misleading, or an amendment or supplement to the Prospectus or Private Placement Memorandum, including Annexes A-1, A-2 and A-3 of the Prospectus, with respect to any information regarding the Mortgage Loans or the Mortgage Loan Seller, is necessary to comply with applicable law, the Mortgage Loan Seller shall do all things necessary (or, with respect to information relating to the Mortgage Loans, provide all information in its possession) to assist the Depositor to prepare and furnish, at the expense of the Mortgage Loan Seller (to the extent that such amendment or supplement relates to the Mortgage Loan Seller, the Mortgage Loans and/or any information describing the same, as provided by the Mortgage Loan Seller), to the Underwriters and Initial Purchasers such amendments or supplements to the Prospectus or Private Placement Memorandum as may be necessary, so that the statements in the Prospectus or Private Placement Memorandum as so amended or supplemented, including Annexes A-1, A-2 and A-3 of the Prospectus, with respect to any information regarding the Mortgage Loans or the Mortgage Loan Seller, will not so contain an untrue statement of material fact or omit to state a material fact required to be stated therein (solely in the case of the Prospectus) or necessary to make the statements therein, in the light of the circumstances when the Prospectus or Private Placement Memorandum is delivered to a purchaser, not misleading or so that the Prospectus or Private Placement Memorandum (as so annexed or supplemented), including Annexes A-1, A-2 and A-3 of the Prospectus, with respect to any information regarding the Mortgage Loans or the Mortgage Loan Seller, will not so fail to comply with applicable law. All terms used in this Section 4(n) and not otherwise defined herein shall have the meaning set forth in the Indemnification Agreement. Notwithstanding the foregoing, the Mortgage Loan Seller shall have no affirmative obligation to monitor the performance of the Mortgage Loans or any changes in condition or circumstance of any Mortgaged Property, Mortgagor, guarantor or any of their Affiliates after the Closing Date in connection with its obligations under this Section 4(n). The Underwriters and Initial Purchasers are third-party beneficiaries of the provisions set forth in this Section 4(n).

Section 5.                Notice of Breach; Cure, Repurchase and Substitution. (a) The Responsible Repurchase Party shall, not later than ninety (90) days after (i) except in the case of the succeeding clause (ii), the Responsible Repurchase Party’s receipt of notice of or, if earlier, the Responsible Repurchase Party’s discovery of, a Material Defect or (ii) in the case of a Material Defect relating to a Mortgage Loan not being a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code, but without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) that causes a defective Mortgage Loan to be treated as a qualified mortgage, the earlier of (x) the discovery by the Responsible Repurchase Party or any party to the Pooling and Servicing Agreement of such Material Defect and (y) receipt of notice of the Material Defect from any party to the Pooling and Servicing Agreement (such ninety (90) day period, the “Initial Cure Period”), (A) cure such Material Defect in all material respects, at the Responsible Repurchase Party’s own expense, including reimbursement of any related reasonable additional expenses of the Trust reasonably incurred by any party to the Pooling and Servicing Agreement, (B) repurchase the affected Mortgage Loan or REO Loan (excluding any related Companion Loan, if applicable), at the applicable Purchase Price and in conformity with this Agreement and Section 2.03 of the Pooling and Servicing Agreement or (C) substitute a Qualified Substitute Mortgage Loan (other than with respect to the Whole Loans, for which no substitution will be permitted) for such affected Mortgage Loan or REO Loan (provided that in no event shall any such substitution occur on or after the second anniversary of the Closing Date) and pay the General Master Servicer for deposit into the Collection Account, any Substitution Shortfall Amount in connection therewith and in conformity with this Agreement and Section 2.03 of the Pooling and Servicing Agreement; provided, however, that except with respect to a Material Defect resulting solely from the failure by the Responsible Repurchase Party to deliver to the Trustee or Custodian the actual policy of lender’s title insurance required pursuant to clause (viii) of the definition of Mortgage File by a date not later than eighteen (18) months following the Closing Date, if such Material Defect is capable of being cured but is not cured within the Initial Cure Period, and the Responsible Repurchase Party has commenced and is diligently proceeding with the cure of such Material Defect within the Initial Cure Period, the Responsible Repurchase Party shall have an additional ninety (90) days commencing immediately upon the expiration of the Initial Cure Period (such additional ninety (90) day period, the “Extended Cure Period”) to complete such cure (or, failing such cure, to repurchase the related Mortgage Loan or REO Loan (excluding any related Companion Loan, if applicable) or substitute a Qualified Substitute Mortgage Loan (other than with respect to the Whole Loans, for which no substitution will be permitted)); provided, further, that with respect to such Extended Cure Period the Responsible Repurchase Party has delivered an officer’s certificate to the Trustee, the Certificate Administrator, the General Master Servicer, the General Special Servicer, the Operating Advisor and (with respect to any Mortgage Loan other than an Excluded

Loan with respect to the Directing Certificateholder or the Holder of the majority of the Controlling Class, prior to the occurrence of a Consultation Termination Event) the Directing Certificateholder, setting forth the reason such Material Defect is not capable of being cured within the Initial Cure Period and what actions the Responsible Repurchase Party is pursuing in connection with the cure thereof and stating that the Responsible Repurchase Party anticipates that such Material Defect will be cured within the Extended Cure Period; and provided, further, that, if any such Material Defect is not cured after the Initial Cure Period and any such Extended Cure Period solely due to the failure of the Responsible Repurchase Party to have received the recorded document, then the Responsible Repurchase Party shall be entitled to continue to defer its cure, repurchase and/or substitution obligations in respect of such Material Defect until eighteen (18) months after the Closing Date so long as the Responsible Repurchase Party certifies to the Trustee, the General Master Servicer, the General Special Servicer, the Directing Certificateholder (prior to the occurrence and continuance of a Consultation Termination Event) and the Certificate Administrator no less than every ninety (90) days, beginning at the end of such Extended Cure Period, that the Material Defect is still in effect solely because of its failure to have received the recorded document and that the Responsible Repurchase Party is diligently pursuing the cure of such Material Defect (specifying the actions being taken). Notwithstanding the foregoing, any Defect or Breach that causes any Mortgage Loan not to be a “qualified mortgage” (within the meaning of Section 860G(a)(3) of the Code, but without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) that causes a defective Mortgage Loan to be treated as a qualified mortgage) shall be deemed to materially and adversely affect the interests of Certificateholders therein, and (subject to the Responsible Repurchase Party’s right to cure such Defect or Breach during the Initial Cure Period) such Mortgage Loan shall be repurchased or substituted for without regard to the Extended Cure Period described in the preceding sentence. If the affected Mortgage Loan is to be repurchased, the funds in the amount of the Purchase Price remitted by the Responsible Repurchase Party are to be remitted by wire transfer to the General Master Servicer for deposit into the Collection Account. Any such repurchase or substitution of a Mortgage Loan shall be on a whole loan, servicing released basis.

If the Responsible Repurchase Party , in connection with a Material Defect (or an allegation of a Material Defect) pertaining to a Mortgage Loan agrees to a Loss of Value Payment, pursuant to any agreement or a settlement between the Responsible Repurchase Party and the Enforcing Servicer on behalf of the Trust (and, with respect to any Mortgage Loan other than an Excluded Loan with respect to the Directing Certificateholder or the Holder of the majority of the Controlling Class, with the consent of the Directing Certificateholder if no Control Termination Event has occurred and is continuing) with respect to such Mortgage Loan, the amount of such Loss of Value Payment shall be remitted by wire transfer to the Enforcing Servicer for deposit into the Loss of Value Reserve Fund. The Loss of Value Payment shall include the portion of any Liquidation Fees payable to the Enforcing Servicer in respect of such Loss of Value Payment and the portion of fees of the Asset Representations Reviewer payable pursuant to Section 4(k) above attributable to the Asset Review of such Mortgage Loan and not previously paid by the Responsible Repurchase Party . If such Loss of Value Payment is made, the Loss of Value Payment shall serve as the sole remedy available to the Certificateholders and the Trustee on their behalf regarding any such Material Defect in lieu of any obligation of the Responsible Repurchase Party to otherwise cure such Material Defect or repurchase or substitute for the affected Mortgage Loan based on such Material Defect under any circumstances. This paragraph is intended to apply only to a mutual agreement or settlement between the Responsible

Repurchase Party and the Enforcing Servicer on behalf of the Trust. The following terms shall apply to any Loss of Value Payment: (i) prior to any agreement or settlement between the Responsible Repurchase Party and the Enforcing Servicer nothing in this paragraph shall preclude the Responsible Repurchase Party or the Enforcing Servicer from exercising any of its rights related to a Material Defect in the manner and timing set forth in this Agreement (excluding this paragraph) or the Pooling and Servicing Agreement (including any right to cure, repurchase or substitute for such Mortgage Loan), (ii) such Loss of Value Payment shall not be greater than the Purchase Price of the affected Mortgage Loan; and (iii) a Material Defect as a result of a Mortgage Loan not constituting a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) that causes a defective Mortgage Loan to be treated as a “qualified mortgage”) may not be cured by a Loss of Value Payment.

The Responsible Repurchase Party’s obligation to cure any Material Defect, repurchase or substitute for any affected Mortgage Loan or pay the Loss of Value Payment or other required payment pursuant to this Section 5 shall constitute the sole remedy available to the Purchaser in connection with a Material Defect; provided, however, that no limitation of remedy is implied with respect to the Responsible Repurchase Party’s breach of its obligation to cure, repurchase or substitute in accordance with the terms and conditions of this Agreement. It is acknowledged and agreed that the representations and warranties are being made for risk allocation purposes.

The remedies provided for in this subsection with respect to any Material Defect with respect to any Mortgage Loan shall also apply to the related REO Property.

If any Breach that constitutes a Material Defect pertains to a representation or warranty that the related Mortgage Loan documents or any particular Mortgage Loan document requires the related Mortgagor to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan document(s), then the Responsible Repurchase Party may cure such Breach within the applicable cure period (as the same may be extended) by reimbursing the Trust (by wire transfer of immediately available funds) for (i) the reasonable amount of any such costs and expenses incurred by the General Master Servicer, the General Special Servicer, the Certificate Administrator, the Trustee or the Trust that are incurred as a result of such Breach and have not been reimbursed by the related Mortgagor and (ii) the amount of any fees payable pursuant to Section 4(k) above to the extent not previously paid by the Responsible Repurchase Party to the Asset Representations Reviewer attributable to the Asset Review of such Mortgage Loan. Except as provided in the proviso to the immediately preceding sentence, the Responsible Repurchase Party shall remit the amount of such costs and expenses to the General Special Servicer for disbursement to the applicable Persons and upon its making such remittance, the Responsible Repurchase Party shall be deemed to have cured such Breach in all respects. To the extent any fees or expenses that are the subject of a cure by the Responsible Repurchase Party are subsequently obtained from the related Mortgagor, the portion of the cure payment made by the Responsible Repurchase Party equal to such fees or expenses obtained from the related Mortgagor shall promptly be returned to the Responsible Repurchase Party .

Notwithstanding anything contained in this Agreement or the Pooling and Servicing Agreement, a delay in either the discovery of a Material Defect or in providing notice of such Material Defect shall relieve the Responsible Repurchase Party of its obligation to cure, repurchase or substitute for (or make a Loss of Value Payment with respect to) the related Mortgage Loan under this Agreement if (i) the Responsible Repurchase Party did not otherwise discover or have knowledge of such Material Defect, (ii) such delay is a result of the failure by the Purchaser or any other party to the Pooling and Servicing Agreement to provide prompt notice as required by the terms of this Agreement or the Pooling and Servicing Agreement after such party has actual knowledge of such Material Defect (it being understood that knowledge shall not be deemed to exist by reason of the Custodial Exception Report), (iii) such Material Defect does not relate to the applicable Mortgage Loan not being a “qualified mortgage” within the meaning of Code Section 860G(a)(3), but without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) that causes a defective obligation to be treated as a qualified mortgage, and (iv) such delay or failure to provide notice precludes the Responsible Repurchase Party from curing such Material Defect and such Material Defect was otherwise curable. Notwithstanding anything contained in this Agreement, if a Mortgage Loan is not secured by a Mortgaged Property that is, in whole or in part, a hotel, restaurant (operated by a borrower), healthcare facility, nursing home, assisted living facility, self-storage facility, theater or fitness center (operated by a Mortgagor), then the failure to deliver copies of the UCC financing statements with respect to such Mortgage Loan pursuant to Section 2 hereof shall not be a Material Defect.

If there is a Material Defect with respect to one or more Mortgaged Properties securing a Mortgage Loan, the Responsible Repurchase Party shall not be obligated to repurchase the Mortgage Loan if (i) the affected Mortgaged Property may be released pursuant to the terms of any partial release provisions in the related Mortgage Loan documents (and such Mortgaged Property is, in fact, released), (ii) the remaining Mortgaged Property(ies) satisfy the requirements, if any, set forth in the Mortgage Loan documents and the Responsible Repurchase Party provides an Opinion of Counsel to the effect that such release would not cause an Adverse REMIC Event and (iii) each applicable Rating Agency has provided a Rating Agency Confirmation.

(b)               Whenever one or more Qualified Substitute Mortgage Loans are substituted for a Defective Loan by the Responsible Repurchase Party as contemplated by this Section 5, upon direction by the General Master Servicer or the General Special Servicer, as applicable, the Responsible Repurchase Party shall deliver to the Custodian the related Mortgage File and a certification to the effect that such Qualified Substitute Mortgage Loan satisfies or such Qualified Substitute Mortgage Loans satisfy, as the case may be, all of the requirements of the definition of “Qualified Substitute Mortgage Loan” in the Pooling and Servicing Agreement. No mortgage loan may be substituted for a Defective Loan as contemplated by this Section 5 if the Mortgage Loan to be replaced was itself a Qualified Substitute Mortgage Loan, in which case, absent a cure of the relevant Material Defect, the affected Mortgage Loan will be required to be repurchased as contemplated hereby. Periodic Payments due with respect to each Qualified Substitute Mortgage Loan (if any) after the related date of substitution, and Periodic Payments due with respect to each corresponding Deleted Mortgage Loan (if any) after its respective Cut-off Date and on or prior to the related date of substitution, shall be part of the Trust Fund. Periodic Payments due with respect to each Qualified Substitute Mortgage Loan (if any) on or prior to the related date of substitution, and Periodic Payments due with respect to each corresponding Defective Loan that is purchased or repurchased, as the case may be, or replaced with one or more Qualified Substitute Mortgage Loans (any such Mortgage Loan, a “Deleted Mortgage Loan”) (if any) after the related date of substitution, shall not be part of the Trust

Fund and are to be remitted by the General Master Servicer to the Responsible Repurchase Party promptly following receipt.

If any Mortgage Loan is to be repurchased or replaced as contemplated by this Section 5, upon direction by the General Master Servicer or the General Special Servicer, as applicable, the Mortgage Loan Seller shall amend the Mortgage Loan Schedule to reflect the removal of any Deleted Mortgage Loan and, if applicable, the substitution of the related Qualified Substitute Mortgage Loan(s) and deliver or cause the delivery of such amended Mortgage Loan Schedule to the parties to the Pooling and Servicing Agreement. Upon any substitution of one or more Qualified Substitute Mortgage Loans for a Deleted Mortgage Loan, such Qualified Substitute Mortgage Loan(s) shall become part of the Trust Fund and be subject to the terms of this Agreement in all respects.

If any Mortgage Loan that is part of a Crossed Mortgage Loan Group is required to be repurchased or substituted, the provisions of Section 2.03(h), Section 2.03(i) and Section 2.03(j) of the Pooling and Servicing Agreement shall apply.

(c)                The Responsible Repurchase Party shall be entitled, and the Purchaser shall cause the Pooling and Servicing Agreement to entitle the Responsible Repurchase Party, upon the date when the full amount of the Purchase Price or Substitution Shortfall Amount (as the case may be) for any Mortgage Loan repurchased or replaced as contemplated by this Section 5 has been deposited in the account designated therefor by the Trustee as the assignee of the Purchaser (or the General Master Servicer on behalf of the Trustee) and, if applicable, receipt by the Trustee as the assignee of the Purchaser (or the Custodian) of the Mortgage File for each Qualified Substitute Mortgage Loan (if any) to be substituted for a Deleted Mortgage Loan, together with any certifications and/or opinions required pursuant to this Section 5 to be delivered by the Responsible Repurchase Party, to (i) a release of the Mortgage File and any other items required to be delivered by the Mortgage Loan Seller under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement for the Deleted Mortgage Loan to the Responsible Repurchase Party or its designee, (ii) the execution and delivery of such instruments of release, transfer and/or assignment, in each case without recourse, as shall be prepared by the Responsible Repurchase Party and are reasonably necessary to vest in the Responsible Repurchase Party or its designee the ownership of such Deleted Mortgage Loan, and (iii) the execution and delivery of notice to the affected Mortgagor of the retransfer of such Deleted Mortgage Loan. In connection with any such repurchase or substitution by the Responsible Repurchase Party, the Purchaser shall also cause the Pooling and Servicing Agreement to require each of the General Master Servicer and the General Special Servicer to deliver to the Responsible Repurchase Party or its designee, and the Responsible Repurchase Party or its designee shall be entitled to delivery from the General Master Servicer and the General Special Servicer of, any portion of the related Servicing File (as such term is defined in the Pooling and Servicing Agreement), together with any Escrow Payments, reserve funds and any other items required to be delivered by the Mortgage Loan Seller under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement, held by or on behalf of the General Master Servicer or the General Special Servicer, as the case may be, with respect to the Deleted Mortgage Loan, in each case at the expense of the Responsible Repurchase Party.

(d)               [Reserved.]

(e)                The Mortgage Loan Seller acknowledges and agrees that the Purchaser shall have no liability to the Mortgage Loan Seller or otherwise for any failure of the Mortgage Loan Seller or any other party to the Pooling and Servicing Agreement to perform its obligations provided for thereunder.

(f)                The Mortgage Loan Seller (to the extent it receives any request or demand, whether oral or written, that a Mortgage Loan be repurchased or replaced, whether arising from a Material Defect or other breach of a representation or warranty, such recipient a “Seller Request Recipient” and such request or demand, a “Repurchase Request”) agrees to provide to the Purchaser: (i) written notice of any Repurchase Request, which notice will specify if such Repurchase Request is a 15Ga-1 Notice; (ii) written notice of (A) the existence of any dispute regarding such Repurchase Request, whether written or oral, between such Seller Request Recipient and the Person making such Repurchase Request, (B) the expiration of any applicable Initial Cure Period, or, if applicable, any Extended Cure Period, (C) the withdrawal of such Repurchase Request by the Person making such Repurchase Request, (D) the rejection of such Repurchase Request by the Seller Request Recipient and (E) the repurchase or replacement of any Mortgage Loan pursuant to this Section 5 and Section 2.03 of the Pooling and Servicing Agreement; and (iii) upon reasonable request of the Purchaser (subject to Section 5(g)), such other information in the Seller Request Recipient’s possession as would be necessary to permit the Purchaser to comply with its obligations under Rule 15Ga-1 under the Exchange Act to disclose fulfilled and unfulfilled repurchase or replacement requests or demands of any Person relating to any Mortgage Loan or to comply with any other obligations applicable to it under law or regulation.

Each notice required to be delivered pursuant to this Section 5(f) may be delivered by electronic means. Each notice required to be delivered pursuant to clauses (i) and (ii) of the immediately preceding paragraph shall be given not later than the tenth (10th) Business Day after the event giving rise to the requirement for such notice and any information requested pursuant to clause (iii) of the immediately preceding paragraph shall be provided as promptly as practicable after such request is made. Each notice required to be delivered pursuant to clause (i) of the immediately preceding paragraph shall identify (a) the date on which such Repurchase Request was made, (b) the Mortgage Loan with respect to which such Repurchase Request was made, (c) the identity of the Person making such request, and (d) the basis, if any, asserted for such request by such Person. Each notice required to be delivered pursuant to clause (ii) of the immediately preceding paragraph shall identify (a) the date of such withdrawal, rejection, repurchase or replacement, or the date of the commencement of such dispute, as applicable, (b) if pertaining to a dispute, the nature of such dispute, (c) if pertaining to the expiration of an Initial Cure Period or an Extended Cure Period, the expiration date of such Initial Cure Period or, if applicable, an Extended Cure Period, (d) if pertaining to a withdrawal, the basis for such withdrawal given to the Seller Request Recipient or an indication that no basis was given by the Person withdrawing such Repurchase Request, (e) if pertaining to a rejection by the Seller Request Recipient, the basis for the Seller Request Recipient’s rejection and (f) if pertaining to a repurchase or replacement, the date of such repurchase or replacement.

(g)               Each of the Mortgage Loan Seller and the Purchaser acknowledge and agree that (i) a Repurchase Request Recipient under the Pooling and Servicing Agreement will not, in connection with providing the Mortgage Loan Seller or the Purchaser with any 15Ga-1

Notice under the Pooling and Servicing Agreement, be required to deliver any attorney-client privileged communication or any information protected by the attorney work product doctrine, (ii) any 15Ga-1 Notice delivered to the Mortgage Loan Seller or the Purchaser under the Pooling and Servicing Agreement is provided only to assist the Mortgage Loan Seller, the Purchaser and any of their respective Affiliates in complying with Rule 15Ga-1, Items 1104 and 1121 of Regulation AB and/or any other law or regulation, (iii) (A) no action taken by, or inaction of, a Repurchase Request Recipient and (B) no information provided to the Mortgage Loan Seller or the Purchaser pursuant to Section 2.02(g) of the Pooling and Servicing Agreement by a Repurchase Request Recipient, shall be deemed to constitute a waiver or defense to the exercise of any legal right the Repurchase Request Recipient may have with respect to this Agreement or the Pooling and Servicing Agreement and (iv) receipt of a 15Ga-1 Notice or delivery of any notice required to be delivered pursuant to Section 5(f) shall not in and of itself constitute delivery, or receipt, of notice of any Material Defect or knowledge on the part of the Mortgage Loan Seller or Responsible Repurchase Party of any Material Defect or admission by the Mortgage Loan Seller or Responsible Repurchase Party of the existence of any Material Defect.

(h)               The Mortgage Loan Seller shall provide to the Purchaser relevant portions of any Form ABS-15G that the Mortgage Loan Seller is required to file with the Commission pursuant to Rule 15Ga-1 under the Exchange Act (only to the extent that such portions relate to any Repurchase Request with respect to any Mortgage Loan) on or before the date that is five (5) Business Days prior to the date such Form ABS-15G is required to be filed with the Commission. Promptly upon request, the Purchaser shall provide or cause to be provided to the Mortgage Loan Seller such information regarding the principal balance of any Mortgage Loan as is necessary in order for the Mortgage Loan Seller to prepare any such Form ABS-15G.

(i)                 The Purchaser shall provide to the Mortgage Loan Seller any relevant portions of any Form ABS-15G that the Purchaser is required to file with the Commission pursuant to Rule 15Ga-1 under the Exchange Act (only to the extent that such portions relate to any Mortgage Loan and that was not provided by the Mortgage Loan Seller) on or before the date that is five (5) Business Days prior to the date such Form ABS-15G is required to be filed with the Commission. The Trust’s CIK# is 0001822166.

Section 6.                Closing. The closing of the sale of the Mortgage Loans (the “Closing”) shall be held at the offices of special counsel to the Purchaser at 10:00 a.m., New York City time, on the Closing Date.

The Closing shall be subject to each of the following conditions:

(i)                 All of the representations and warranties of the Mortgage Loan Seller and the Purchaser made pursuant to Section 4 of this Agreement shall be true and correct in all material respects as of the Closing Date (or as of such other specific date expressly contemplated by any such representation or warranty);

(ii)               All documents specified in Section 7 of this Agreement (the “Closing Documents”), in such forms as are agreed upon and reasonably acceptable to the Purchaser and, in the case of the Pooling and Servicing Agreement (insofar as such agreement affects the obligations of the Mortgage Loan Seller hereunder or the rights of the Mortgage Loan Seller as a third party beneficiary thereunder), to the Mortgage Loan

Seller, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

(iii)             The Mortgage Loan Seller shall have delivered and released to the Purchaser or its designee, all documents, funds and other assets required to be delivered thereto on or before the Closing Date pursuant to Section 2 of this Agreement;

(iv)             The result of any examination of the Mortgage Files for, and any other documents and records relating to, the Mortgage Loans performed by or on behalf of the Purchaser pursuant to Section 3 hereof shall be satisfactory to the Purchaser in its reasonable determination;

(v)               All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects, and the Mortgage Loan Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed by it after the Closing Date;

(vi)             The Mortgage Loan Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement;

(vii)           The Mortgage Loan Seller shall have received the purchase price for the Mortgage Loans, as contemplated by Section 1 of this Agreement;

(viii)         Neither the Underwriting Agreement nor the Certificate Purchase Agreement shall have been terminated in accordance with its terms;

(ix)             The Commission shall not have issued any stop order suspending the effectiveness of the Purchaser’s Registration Statement; and

(x)               Prior to the delivery of the Preliminary Prospectus to investors, an officer of the Mortgage Loan Seller shall have delivered to the Depositor a sub-certification (the “Mortgage Loan Seller Sub-Certification”) to the certification provided by the Chief Executive Officer of the Depositor to the Securities and Exchange Commission pursuant to Regulation AB.

Each of the parties agrees to use their commercially reasonable best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

Section 7.                Closing Documents. The Purchaser or its designee shall have received all of the following Closing Documents, in such forms as are agreed upon and acceptable to the Purchaser, the Underwriters, the Initial Purchasers and the Rating Agencies (collectively, the “Interested Parties”), and upon which the Interested Parties may rely:

(i)                 This Agreement, duly executed by the Purchaser and the Mortgage Loan Seller;

(ii)               Each of the Pooling and Servicing Agreement and the Indemnification Agreement, duly executed by the respective parties thereto;

(iii)             A Secretary’s Certificate substantially in the form of Exhibit D-1 hereto, executed by the Secretary or an assistant secretary of the Mortgage Loan Seller, in his or her individual capacity, and dated the Closing Date, and upon which the Interested Parties may rely, attaching thereto as exhibits (A) the resolutions of the board of directors of the Mortgage Loan Seller authorizing the Mortgage Loan Seller’s entering into the transactions contemplated by this Agreement and the Indemnification Agreement, and (B) the organizational documents of the Mortgage Loan Seller;

(iv)             A certificate of good standing with respect to the Mortgage Loan Seller issued by the Secretary of State of the State of New York not earlier than thirty (30) days prior to the Closing Date, and upon which the Interested Parties may rely;

(v)               A certificate of the Mortgage Loan Seller substantially in the form of Exhibit D-2 hereto, executed by an executive officer of the Mortgage Loan Seller on the Mortgage Loan Seller’s behalf and dated the Closing Date, and upon which the Interested Parties may rely;

(vi)             A written opinion of in-house or independent counsel for the Mortgage Loan Seller, dated the Closing Date and addressed to the Interested Parties and the Trustee, relating to the Mortgage Loan Seller’s due authorization, execution and delivery of this Agreement and the Indemnification Agreement;

(vii)           A written opinion of special counsel for the Mortgage Loan Seller, dated the Closing Date and addressed to the Interested Parties and the Trustee, relating to the enforceability of this Agreement against the Mortgage Loan Seller;

(viii)         A letter from special counsel for the Mortgage Loan Seller, dated the Closing Date and addressed to the Purchaser, the Underwriters (only with respect to the Preliminary Prospectus) and the Initial Purchasers (only with respect to the Preliminary Private Placement Memorandum), relating to the information regarding the Mortgage Loans set forth in agreed upon sections of the Preliminary Prospectus and in the Preliminary Private Placement Memorandum (as the same may be amended or supplemented on or before the pricing date for the Certificates) substantially to the effect that nothing has come to such special counsel’s attention that would lead such special counsel to believe that the agreed upon portions of the Preliminary Prospectus or the Preliminary Private Placement Memorandum, at the time when sales to purchasers of the Certificates were first made, contained, with respect to the Mortgage Loan Seller or the Mortgage Loans, any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein relating to the Mortgage Loan Seller or the Mortgage Loans, the related borrowers or the related Mortgaged Properties, in the light of the circumstances under which they were made, not misleading;

(ix)             A letter from special counsel for the Mortgage Loan Seller, dated the Closing Date and addressed to the Purchaser, the Underwriters (only with respect to the Prospectus) and the Initial Purchasers (only with respect to the Private Placement

Memorandum), relating to the information regarding the Mortgage Loans set forth in agreed upon sections of the Prospectus and the Private Placement Memorandum (as the case may be and as the same may be amended or supplemented on or before the Closing Date) substantially to the effect that (a) nothing has come to such special counsel’s attention that would lead such special counsel to believe that the agreed upon portions of the Prospectus or the Private Placement Memorandum (as applicable) as of the date thereof or as of the Closing Date contained or contains, with respect to the Mortgage Loan Seller or the Mortgage Loans, the related borrowers or the related Mortgaged Properties, any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein relating to the Mortgage Loan Seller or the Mortgage Loans, in the light of the circumstances under which they were made, not misleading and (b) that, with respect to information regarding the Mortgage Loan Seller and the Mortgage Loans, the related borrowers or the related Mortgaged Properties, the Prospectus is appropriately responsive in all material respects to the applicable requirements of Regulation AB;

(x)             Copies of all other opinions rendered by counsel for the Mortgage Loan Seller to the Rating Agencies in connection with the transactions contemplated by this Agreement, including, but not limited to, with respect to the characterization of the transfer of the Mortgage Loans hereunder as a true sale, with each such opinion to be addressed to the other Interested Parties and the Trustee or accompanied by a letter signed by such counsel stating that the other Interested Parties and the Trustee may rely on such opinion as if it were addressed to them as of the date thereof;

(xi)             One or more agreed-upon procedures letters from a nationally recognized firm of certified public accountants acceptable to the Underwriters and the Initial Purchasers, dated (A) the date of the Preliminary Prospectus and the Preliminary Private Placement Memorandum, and (B) the date of the Prospectus and the Private Placement Memorandum, respectively, and addressed to, and in form and substance acceptable to, the Interested Parties (other than the Rating Agencies), stating in effect that, using the assumptions and methodology used by the Mortgage Loan Seller, the Purchaser, the Underwriters or the Initial Purchasers, as applicable, all of which shall be described in such letters, and which shall include a comparison of certain mortgage loan-related documents to the information set forth in the Master Tape (as defined in the Indemnification Agreement), they have recalculated such numbers and percentages relating to the Mortgage Loans set forth in the Preliminary Prospectus and the Preliminary Private Placement Memorandum, and set forth in the Prospectus and the Private Placement Memorandum, respectively, and have compared the results of their calculations to the corresponding items in the Preliminary Prospectus and the Preliminary Private Placement Memorandum, and in the Prospectus and the Private Placement Memorandum, respectively, and found each such number and percentage set forth in the Preliminary Prospectus and the Preliminary Private Placement Memorandum, and in the Prospectus and the Private Placement Memorandum, respectively, to be in agreement with the results of such calculations;

(xii)           If any of the Certificates are “mortgage related securities” within the meaning of the Secondary Mortgage Market Enhancement Act of 1984, as amended,

a certificate of the Mortgage Loan Seller regarding origination of the Mortgage Loans by specified originators as set forth in Section 3(a)(41) of the Exchange Act; and

(xiii)         Such further certificates, opinions and documents as the Purchaser may reasonably request or any Rating Agency may require.

Section 8.                Additional Reporting Under Regulation AB. With respect to any period during which the Trust is subject to the reporting requirements of the Exchange Act, the Mortgage Loan Seller shall provide to the Purchaser and the Certificate Administrator any information that constitutes “Additional Form 10-D Information” or “Additional Form 10-K Information” but only if and to the extent that the Mortgage Loan Seller (or any originator of the Mortgage Loans sold by the Mortgage Loan Seller to the Depositor, if such originator constitutes an “originator” contemplated by Item 1110(b) of Regulation AB and such information is required to be reported with respect to such originator) is the applicable “Party Responsible” (solely in its capacity as a sponsor or originator (or as successor in interest to any predecessor originator), within the meaning of Regulation AB, of any Mortgage Loans) under the terms of Exhibit BB or Exhibit CC to the Pooling and Servicing Agreement (it being acknowledged that the Mortgage Loan Seller (solely in its capacity as a sponsor or originator (or as successor in interest to any predecessor originator), within the meaning of Regulation AB, of any Mortgage Loans) does not constitute the “Party Responsible” for any “Form 8-K Information” set forth on Exhibit DD of the Pooling and Servicing Agreement). In each case, such delivery shall be made in a form readily convertible to an EDGAR compatible form, or in such other form as otherwise agreed by the Purchaser, the Certificate Administrator and the Mortgage Loan Seller. In each case, such delivery shall be made not later than five (5) calendar days after the related Distribution Date (in the case of any such “Additional Form 10-D Information”), and no later than March 1 of each year subsequent to the fiscal year that the Trust is subject to the Exchange Act reporting requirements (in the case of any such “Additional Form 10-K Information”). In no event shall the Mortgage Loan Seller be required to provide any information that is not required to be reported on Form 10-D or Form 10-K, as the case may be, under the Exchange Act and the rules and regulations of the Commission thereunder.

In addition, with respect to any period during which the Trust is subject to the reporting requirements of the Exchange Act, the Mortgage Loan Seller shall reasonably cooperate with each of the Depositor, the General Master Servicer and the Certificate Administrator, upon the reasonable request of such party, by providing all Mortgage Loan-related documents, data and information in the possession of the Seller at or prior to the Closing Date and on the date of the request and necessary for the ongoing compliance by the Depositor and the Trust with the requirements of Form 10-D with respect to Items 1111 and 1125 of Regulation AB; provided that the Seller shall not be required to provide any documents that are proprietary to the related originator or the Seller or any draft documents, privileged or internal communications, credit underwriting or due diligence analysis.

Section 9.                Costs. Whether or not this Agreement is terminated, the Mortgage Loan Seller will pay its pro rata share (the Mortgage Loan Seller’s pro rata portion to be determined according to the percentage that the aggregate Cut-off Date Balance of all the Mortgage Loans represents as to the aggregate Cut-off Date Balance of all the mortgage loans of the Trust Fund (the “Cut-off Date Pool Balance”)) of all costs and expenses of the Purchaser in connection with the transactions contemplated herein, including, but not limited to: (i) the costs and expenses of the Purchaser in connection with the purchase of the Mortgage Loans; (ii) the costs and expenses of reproducing and delivering the Pooling and Servicing Agreement and this Agreement and printing (or otherwise reproducing) and delivering the Certificates; (iii) the reasonable and documented set-up fees, costs and expenses of the Trustee, the Certificate Administrator and their respective counsel; (iv) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Mortgage Loan Seller with respect to numerical information in respect of the Mortgage Loans and the Certificates included in the Preliminary Prospectus, the Preliminary Private Placement Memorandum, the Prospectus and the Private Placement Memorandum or any other marketing materials or structural and collateral term sheets (or any similar item), including the cost of obtaining any agreed-upon procedures letters with respect to such items; (v) the costs and expenses in connection with the qualification or exemption of the Certificates under state securities or blue sky laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith; (vi) the costs and expenses in connection with any determination of the eligibility of the Certificates for investment by institutional investors in any jurisdiction and the preparation of any legal investment survey, including reasonable fees and disbursements of counsel in connection therewith; (vii) the costs and expenses in connection with printing (or otherwise reproducing) and delivering this Agreement and the furnishing to the Underwriters or the Initial Purchasers, as applicable, of such copies of the Preliminary Prospectus, the Preliminary Private Placement Memorandum, the Prospectus and the Private Placement Memorandum or any other marketing materials or structural and collateral term sheets (or any similar item) and this Agreement as the Underwriters and the Initial Purchasers may reasonably request; (viii) the fees of the rating agency or agencies engaged to consider rating the Certificates or hired and requested to rate the Certificates; (ix) all registration fees incurred by the Purchaser in connection with the filing of its Registration Statement allocable to the issuance of the Registered Certificates; (x) the upfront fee payable to the Asset Representations Reviewer on the Closing Date in the amount agreed by the parties hereto; and (xi) the reasonable fees and expenses of special counsel to the Purchaser.

Section 10.            Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by similar mailed writing, if to the Purchaser, addressed to the Purchaser at Wells Fargo Commercial Mortgage Securities, Inc., c/o Wells Fargo Securities, LLC, 30 Hudson Yards, 15th Floor, New York, New York 10001, Attention: A.J. Sfarra, email: CMBSNOTICES@wellsfargo.com (with a copy to: Troy B. Stoddard, Esq., Senior Counsel, Wells Fargo Legal Department, D1086-341, 550 South Tryon Street, 34th Floor, Charlotte, North Carolina 28202), or such other address as may be designated by the Purchaser to the Mortgage Loan Seller in writing; or, if to the Mortgage Loan Seller, addressed to Morgan Stanley Mortgage Capital Holdings LLC, 1585 Broadway, New York, New York 10036, Attention: Jane Lam (with a copy to Morgan Stanley Mortgage Capital Holdings LLC, 1633 Broadway, 29th Floor, New York, New York 10019, Attention: Legal Compliance Division and a copy by email to cmbs_notices@morganstanley.com), or such other address as may be designated by the Mortgage Loan Seller to the Purchaser in writing.

Section 11.            Miscellaneous. Neither this Agreement nor any term or provision hereof may be changed, waived, discharged or terminated except by a writing signed by a duly authorized officer of the party against whom enforcement of such change, waiver, discharge or termination is sought to be enforced. This Agreement may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original and all of which shall together constitute but one and the same instrument. This Agreement shall be valid, binding and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of (i) an original manual signature; (ii) a faxed, scanned or photocopied manual signature; or (iii) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transaction Act, and/or any other relevant electronic signatures law, including any relevant provisions of the Uniform Commercial Code (collectively, “Signature Law”), in each case, to the extent applicable. Each faxed, scanned, or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. For the avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the Uniform Commercial Code or other Signature Law due to the character or intended character of the writings. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, and no other person will have any right or obligation hereunder. The Mortgage Loan Seller shall be an express third party beneficiary to the Pooling and Servicing Agreement to the extent set forth therein. The Asset Representations Reviewer shall be an express third party beneficiary of Sections 4(h), 4(j), and 4(k) of this Agreement.

Section 12.            Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Mortgage Loan Seller delivered pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Mortgage Loan Seller to the Purchaser and by the Purchaser to the Trust, notwithstanding any restrictive or qualified endorsement or assignment in respect of any Mortgage Loan.

Section 13.            Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

Section 14.            Governing Law; Consent to Jurisdiction; Waiver of Trial by Jury. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THE AGREEMENT, THE

RELATIONSHIP OF THE PARTIES, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES WILL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW. TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, EACH OF THE PURCHASER AND THE MORTGAGE LOAN SELLER HEREBY IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO ANY ACTION OR PROCEEDING REGARDING SUCH MATTERS MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, WITH RESPECT TO SUCH COURTS, THE DEFENSE OF AN INCONVENIENT FORUM; (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW; AND (V) WAIVES TO THE EXTENT PERMITTED BY APPLICABLE LAW ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, CLAIM, SUIT, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) RELATING TO OR ARISING OUT OF THIS AGREEMENT.

Section 15.            Further Assurances. The Mortgage Loan Seller and the Purchaser each agrees to execute and deliver such instruments and take such further actions as any other party hereto may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

Section 16.            Successors and Assigns. The rights and obligations of the Mortgage Loan Seller under this Agreement shall not be assigned by the Mortgage Loan Seller without the prior written consent of the Purchaser, except that any person into which the Mortgage Loan Seller may be merged or consolidated, or any person resulting from any merger, conversion or consolidation to which the Mortgage Loan Seller is a party, or any person succeeding to all or substantially all of the business of the Mortgage Loan Seller, shall be the successor to the Mortgage Loan Seller hereunder. In connection with its transfer of the Mortgage Loans to the Trust as contemplated by the recitals hereto, the Purchaser is expressly authorized to assign its rights under this Agreement, in whole or in part, to the Trustee for the benefit of the registered holders and beneficial owners of the Certificates. To the extent of any such assignment, the Trustee, for the benefit of the registered holders and beneficial owners of the Certificates, shall be the Purchaser hereunder. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Mortgage Loan Seller and the Purchaser, and their respective successors and permitted assigns.

Section 17.            Information. The Mortgage Loan Seller shall provide the Purchaser with such information about itself, the Mortgage Loans and the underwriting and servicing procedures applicable to the Mortgage Loans as is (i) required under the provisions of Regulation AB, (ii) required by a Rating Agency or a governmental agency or body or (iii) reasonably requested by the Purchaser for use in a private disclosure document.

Section 18.            Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to the matters addressed herein, and this Agreement supersedes any prior agreements and/or understandings, written or oral, with respect to such matters; provided, however, that in no event shall this provision be construed to limit the effect of the Indemnification Agreement or the memorandum of understanding dated September 14, 2020 between the Mortgage Loan Seller, the Purchaser and certain other parties or any separate acknowledgments and agreements executed and delivered pursuant to such memorandum of understanding.

Section 19.            Recognition of U.S. Special Resolution Regimes.

(a)                In the event a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of this Agreement (and any interest and obligation in or under, and any property securing, this Agreement) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement (and any interest and obligation in or under, and any property securing, this Agreement) were governed by the laws of the United States of America or a State of the United States of America.

(b)               In the event that a Covered Party or any BHC Affiliate of such Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, any Default Right under this Agreement that may be exercised against such Covered Party is permitted to be exercised to no greater extent than such Default Right could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States of America or a State of the United States of America.

“BHC Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. §1841(k).

“Covered Party” means any party to this Agreement that is one of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §47.3(b), or any subsidiary of such a covered bank to which 12 C.F.R. Part 47 applies in accordance with 12 C.F.R. §47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

Section 20.            Limitation on the Exercise of Certain Rights Related to Affiliate Insolvency Proceedings. (a)  Notwithstanding anything to the contrary in this Agreement or any other agreement, but subject to the requirements of Section 19, no party to this Agreement shall be permitted to exercise any Default Right against a Covered Party with respect to this Agreement that is related, directly or indirectly, to a BHC Affiliate of such party becoming subject to a receivership, insolvency, liquidation, resolution, or similar proceeding (each an “Insolvency Proceeding”), except to the extent the exercise of such Default Right would be permitted under the creditor protection provisions of 12 C.F.R. § 252.84, 12 C.F.R. § 47.5, or 12 C.F.R. § 382.4, as applicable.

(b)               After a BHC Affiliate of a Covered Party has become subject to Insolvency Proceedings, if any party to this Agreement seeks to exercise any Default Right against such Covered Party with respect to this Agreement, the party seeking to exercise a Default Right shall have the burden of proof, by clear and convincing evidence, that the exercise of such Default Right is permitted hereunder.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Mortgage Loan Seller and the Purchaser have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC

By:	/s/ Brandon Atkins
Name: Brandon Atkins
Title: Vice President

WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.

By:	/s/ Anthony J. Sfarra
Name: Anthony J. Sfarra
Title: President

BANK 2020-BNK28 – Mortgage Loan Purchase Agreement – MSMCH

EXHIBIT A

MORTGAGE LOAN SCHEDULE

Exh. A-1

BANK 2020-BNK28
MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Address	City	State
2	MSMCH	FTERE Bronx Portfolio 6	Various	Bronx	NY
2.01	MSMCH	1473-1475 Sheridan Avenue	1473-1475 Sheridan Avenue a/k/a 214-218 East 172nd Street	Bronx	NY
2.02	MSMCH	2515 Olinville Avenue	2515 Olinville Avenue	Bronx	NY
2.03	MSMCH	2305 University Avenue	2305 University Avenue a/k/a 2305 Dr. Martin Luther King Jr. Blvd.	Bronx	NY
2.04	MSMCH	2505 Olinville Avenue	2505 Olinville Avenue	Bronx	NY
2.05	MSMCH	3215 Holland Avenue	3215 Holland Avenue	Bronx	NY
2.06	MSMCH	271 East 197th Street	271 East 197th Street a/k/a 2825 Bainbridge Avenue	Bronx	NY
2.07	MSMCH	2315 Walton Avenue	2315 Walton Avenue	Bronx	NY
2.08	MSMCH	686 Rosewood Street	686 Rosewood Street a/k/a 3251-3265 White Plains Road	Bronx	NY
4	MSMCH	329 Wyckoff Mills Road	329-359 Wyckoff Mills Road	East Windsor	NJ
5	MSMCH	Waterfront Clematis	One North Clematis and 101 North Clematis	West Palm Beach	FL
10	MSMCH	Chasewood Technology Park	20329, 20333, 20405, and 20445 State Highway 249	Houston	TX
11	MSMCH	305 East 72nd Street	305 East 72nd Street, A/K/A 301-305 East 72nd Street, A/K/A 1392-1396 2nd Avenue, A/K/A 1398-1402 2nd Avenue, A/K/A 300-302 East 73rd Street	New York	NY
13	MSMCH	Austin Storage Portfolio	Various	Austin	TX
13.01	MSMCH	Mopac Self Storage	12900 North Mopac Expressway	Austin	TX
13.02	MSMCH	Austin Storage Pond Springs	13444 Pond Springs Road	Austin	TX
13.03	MSMCH	Ben White Mini Storage	405 East Ben White Boulevard and 4501 Terry-O Lane	Austin	TX
16	MSMCH	Cubesmart Portfolio Baton Rouge	Various	Zachary	LA
16.01	MSMCH	21085 Old Scenic Highway	21085 Old Scenic Highway	Zachary	LA
16.02	MSMCH	3400 LA-19	3400 LA-19	Zachary	LA
17	MSMCH	Rego Multifamily Portfolio II	Various	Hartford	CT
17.01	MSMCH	50 Allen Place	50 Allen Place	Hartford	CT
17.02	MSMCH	45 Allen Place	45 Allen Place	Hartford	CT
17.03	MSMCH	55 Morris Street	55-57 Morris Street	Hartford	CT
17.04	MSMCH	180 Bond	180 Bond Street	Hartford	CT
17.05	MSMCH	34 Wilson Street	34 Wilson Street	Hartford	CT
17.06	MSMCH	60-66 Main Street	60-66 Main Street	Hartford	CT
17.07	MSMCH	108-110 Clark Street	108-110 Clark Street	Hartford	CT
17.08	MSMCH	2-4 Douglas Street	2-4 Douglas Street	Hartford	CT
20	MSMCH	Villa Victoria Apartments	711 and 724 Neil Drive; 4601, 4701, and 7424 Fort Avenue; 4718 and 4721 Hodde Drive; and 720 and 740 Westview Drive	Waco	TX
21	MSMCH	JCG III Industrial Complex	314, 315, 400, 416 and 417 Hudiburg Circle	Oklahoma City	OK
23	MSMCH	33 1 3 @ Thirtyfourth	1717 West 34th Street	Houston	TX
25	MSMCH	Lancaster Towne Center	1890 Fruitville Pike	Lancaster	PA
26	MSMCH	Storage Max Tyler	4911 Old Jacksonville Highway	Tyler	TX
27	MSMCH	Storage Depot Beaumont	6320 College Street	Beaumont	TX
28	MSMCH	1602 Spruce Street & 238 South 20th Street	1602 Spruce Street; 238 South 20th Street	Philadelphia	PA
32	MSMCH	AAA Self Storage - Kernersville NC	1481 Jag Branch Boulevard	Kernersville	NC
33	MSMCH	Walgreens Pembroke Pines	18410 Pines Boulevard	Pembroke Pines	FL
34	MSMCH	Spicewood Self Storage	9514 Highway 71	Spicewood	TX
37	MSMCH	Convenient Self Storage	4324 South Shackelford Road	Little Rock	AR
38	MSMCH	Execuplex Mini Storage Center	799, 801, 803, 1004, 1007, 1011 Oster Drive, Northwest; 35816, 3024 University Drive, Northwest; 35816 and 799 Oster Drive, Northwest, Buildings C, F, G and H	Huntsville	AL
41	MSMCH	Store More Self Storage	123 Schumans Beach Road	New Braunfels	TX
42	MSMCH	Liberty Self Storage	4114 Illinios Route 176; 171 Erick Street; 4506 Ray Street	Crystal Lake	IL
44	MSMCH	F-B Plaza	3939 North Fry Road	Katy	TX

BANK 2020-BNK28
MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Zip Code	County	General Property Type	Number of Units	Unit of Measure	Original Principal Balance ($)	Cut-off Date Principal Balance ($)	Monthly P&I Payment ($)	Interest Accrual Basis	Mortgage Rate	Administrative Fee Rate
2	MSMCH	FTERE Bronx Portfolio 6	Various	Bronx	Multifamily	414	Units	63,800,000.00	63,800,000.00	215,620.37	Actual/360	4.00000%	0.01826%
2.01	MSMCH	1473-1475 Sheridan Avenue	10457	Bronx	Multifamily	99	Units	14,130,000.00
2.02	MSMCH	2515 Olinville Avenue	10467	Bronx	Multifamily	49	Units	8,210,000.00
2.03	MSMCH	2305 University Avenue	10468	Bronx	Multifamily	53	Units	8,010,000.00
2.04	MSMCH	2505 Olinville Avenue	10467	Bronx	Multifamily	48	Units	7,810,000.00
2.05	MSMCH	3215 Holland Avenue	10467	Bronx	Multifamily	51	Units	7,740,000.00
2.06	MSMCH	271 East 197th Street	10458	Bronx	Multifamily	41	Units	6,800,000.00
2.07	MSMCH	2315 Walton Avenue	10468	Bronx	Multifamily	44	Units	6,190,000.00
2.08	MSMCH	686 Rosewood Street	10467	Bronx	Multifamily	29	Units	4,910,000.00
4	MSMCH	329 Wyckoff Mills Road	08520	Mercer	Industrial	634,495	Sq. Ft.	49,500,000.00	49,500,000.00	144,874.58	Actual/360	3.46400%	0.01826%
5	MSMCH	Waterfront Clematis	33401	Palm Beach	Mixed Use	142,092	Sq. Ft.	45,000,000.00	45,000,000.00	122,807.29	Actual/360	3.23000%	0.01826%
10	MSMCH	Chasewood Technology Park	77070	Harris	Office	463,969	Sq. Ft.	30,000,000.00	30,000,000.00	141,741.19	Actual/360	3.91400%	0.01826%
11	MSMCH	305 East 72nd Street	10021	New York	Retail	20,304	Sq. Ft.	20,000,000.00	20,000,000.00	60,833.33	Actual/360	3.60000%	0.01826%
13	MSMCH	Austin Storage Portfolio	Various	Various	Self Storage	207,126	Sq. Ft.	14,100,000.00	14,100,000.00	47,057.12	Actual/360	3.95000%	0.05576%
13.01	MSMCH	Mopac Self Storage	78727	Travis	Self Storage	77,341	Sq. Ft.	5,659,011.24
13.02	MSMCH	Austin Storage Pond Springs	78729	Williamson	Self Storage	83,850	Sq. Ft.	5,259,775.28
13.03	MSMCH	Ben White Mini Storage	78704	Travis	Self Storage	45,935	Sq. Ft.	3,181,213.48
16	MSMCH	Cubesmart Portfolio Baton Rouge	70791	East Baton Rouge Parish	Self Storage	192,445	Sq. Ft.	11,000,000.00	11,000,000.00	51,067.63	Actual/360	3.77000%	0.01826%
16.01	MSMCH	21085 Old Scenic Highway	70791	East Baton Rouge Parish	Self Storage	112,845	Sq. Ft.	6,455,148.03
16.02	MSMCH	3400 LA-19	70791	East Baton Rouge Parish	Self Storage	79,600	Sq. Ft.	4,544,851.97
17	MSMCH	Rego Multifamily Portfolio II	06106	Hartford	Multifamily	164	Units	9,811,000.00	9,811,000.00	46,163.02	Actual/360	3.88000%	0.01826%
17.01	MSMCH	50 Allen Place	06106	Hartford	Multifamily	38	Units	2,267,797.00
17.02	MSMCH	45 Allen Place	06106	Hartford	Multifamily	36	Units	2,050,237.00
17.03	MSMCH	55 Morris Street	06106	Hartford	Multifamily	24	Units	1,442,406.00
17.04	MSMCH	180 Bond	06106	Hartford	Multifamily	20	Units	1,235,178.00
17.05	MSMCH	34 Wilson Street	06106	Hartford	Multifamily	16	Units	816,577.00
17.06	MSMCH	60-66 Main Street	06106	Hartford	Multifamily	12	Units	807,373.00
17.07	MSMCH	108-110 Clark Street	06106	Hartford	Multifamily	12	Units	728,232.00
17.08	MSMCH	2-4 Douglas Street	06106	Hartford	Multifamily	6	Units	463,200.00
20	MSMCH	Villa Victoria Apartments	76710	McLennan	Multifamily	310	Units	8,500,000.00	8,500,000.00	24,812.82	Actual/360	3.45500%	0.01826%
21	MSMCH	JCG III Industrial Complex	73108	Oklahoma	Industrial	158,237	Sq. Ft.	8,400,000.00	8,400,000.00	24,982.22	Actual/360	3.52000%	0.01826%
23	MSMCH	33 1 3 @ Thirtyfourth	77018	Harris	Retail	19,082	Sq. Ft.	7,200,000.00	7,200,000.00	24,333.33	Actual/360	4.00000%	0.01826%
25	MSMCH	Lancaster Towne Center	17601	Lancaster	Retail	155,405	Sq. Ft.	6,600,000.00	6,600,000.00	29,600.12	Actual/360	3.49000%	0.01826%
26	MSMCH	Storage Max Tyler	75703	Smith	Self Storage	71,645	Sq. Ft.	6,000,000.00	6,000,000.00	27,549.15	Actual/360	3.68000%	0.01826%
27	MSMCH	Storage Depot Beaumont	77707	Jefferson	Self Storage	59,120	Sq. Ft.	5,800,000.00	5,800,000.00	27,406.62	Actual/360	3.91500%	0.01826%
28	MSMCH	1602 Spruce Street & 238 South 20th Street	19103	Philadelphia	Mixed Use	15	Units	5,750,000.00	5,750,000.00	19,772.95	Actual/360	4.07000%	0.01826%
32	MSMCH	AAA Self Storage - Kernersville NC	27284	Forsyth	Self Storage	63,604	Sq. Ft.	4,750,000.00	4,750,000.00	15,170.31	Actual/360	3.78000%	0.01826%
33	MSMCH	Walgreens Pembroke Pines	33029	Broward	Retail	14,595	Sq. Ft.	4,500,000.00	4,500,000.00	19,856.98	Actual/360	3.36000%	0.01826%
34	MSMCH	Spicewood Self Storage	78669	Burnet	Self Storage	83,510	Sq. Ft.	4,235,000.00	4,235,000.00	20,340.80	Actual/360	4.05000%	0.01826%
37	MSMCH	Convenient Self Storage	72204	Pulaski	Self Storage	66,825	Sq. Ft.	3,800,000.00	3,800,000.00	17,447.80	Actual/360	3.68000%	0.01826%
38	MSMCH	Execuplex Mini Storage Center	35816	Madison	Self Storage	125,068	Sq. Ft.	3,500,000.00	3,500,000.00	17,248.65	Actual/360	4.26500%	0.07826%
41	MSMCH	Store More Self Storage	78130	Guadalupe	Self Storage	120,667	Sq. Ft.	3,200,000.00	3,200,000.00	10,436.30	Actual/360	3.86000%	0.01826%
42	MSMCH	Liberty Self Storage	60014	McHenry	Self Storage	106,730	Sq. Ft.	3,100,000.00	3,100,000.00	9,193.44	Actual/360	3.51000%	0.01826%
44	MSMCH	F-B Plaza	77449	Harris	Retail	11,860	Sq. Ft.	2,650,000.00	2,650,000.00	13,442.91	Actual/360	4.51000%	0.09576%

BANK 2020-BNK28
MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Net Mortgage Rate	Payment Due Date	Stated Maturity Date or Anticipated Repayment Date	ARD Loan Maturity Date	ARD Mortgage Rate After Anticipated Repayment Date	Original Term to Maturity or ARD (Mos.)	Remaining Term to Maturity or ARD (Mos.)	Amortization Term (Original) (Mos.)	Amortization Term (Remaining) (Mos.)	Cross Collateralized and Cross Defaulted Loan Flag	Prepayment Provisions
2	MSMCH	FTERE Bronx Portfolio 6	3.98174%	1	4/1/2030	NAP	NAP	120	115	IO	IO	NAP	L(29),D(84),O(7)
2.01	MSMCH	1473-1475 Sheridan Avenue
2.02	MSMCH	2515 Olinville Avenue
2.03	MSMCH	2305 University Avenue
2.04	MSMCH	2505 Olinville Avenue
2.05	MSMCH	3215 Holland Avenue
2.06	MSMCH	271 East 197th Street
2.07	MSMCH	2315 Walton Avenue
2.08	MSMCH	686 Rosewood Street
4	MSMCH	329 Wyckoff Mills Road	3.44574%	1	9/1/2030	NAP	NAP	120	120	IO	IO	NAP	L(24),D(92),O(4)
5	MSMCH	Waterfront Clematis	3.21174%	1	8/1/2030	NAP	NAP	120	119	IO	IO	NAP	L(25),D(91),O(4)
10	MSMCH	Chasewood Technology Park	3.89574%	1	9/1/2030	NAP	NAP	120	120	360	360	NAP	L(23),GRTR 1% or YM(92),O(5)
11	MSMCH	305 East 72nd Street	3.58174%	1	8/1/2030	NAP	NAP	120	119	IO	IO	NAP	L(25),D(90),O(5)
13	MSMCH	Austin Storage Portfolio	3.89424%	1	9/1/2030	NAP	NAP	120	120	IO	IO	NAP	L(24),D(92),O(4)
13.01	MSMCH	Mopac Self Storage
13.02	MSMCH	Austin Storage Pond Springs
13.03	MSMCH	Ben White Mini Storage
16	MSMCH	Cubesmart Portfolio Baton Rouge	3.75174%	1	9/1/2030	NAP	NAP	120	120	360	360	NAP	L(24),D(92),O(4)
16.01	MSMCH	21085 Old Scenic Highway
16.02	MSMCH	3400 LA-19
17	MSMCH	Rego Multifamily Portfolio II	3.86174%	1	9/1/2030	NAP	NAP	120	120	360	360	NAP	L(24),D(92),O(4)
17.01	MSMCH	50 Allen Place
17.02	MSMCH	45 Allen Place
17.03	MSMCH	55 Morris Street
17.04	MSMCH	180 Bond
17.05	MSMCH	34 Wilson Street
17.06	MSMCH	60-66 Main Street
17.07	MSMCH	108-110 Clark Street
17.08	MSMCH	2-4 Douglas Street
20	MSMCH	Villa Victoria Apartments	3.43674%	1	9/1/2030	NAP	NAP	120	120	IO	IO	NAP	L(24),D(91),O(5)
21	MSMCH	JCG III Industrial Complex	3.50174%	1	8/1/2030	NAP	NAP	120	119	IO	IO	NAP	L(25),D(90),O(5)
23	MSMCH	33 1 3 @ Thirtyfourth	3.98174%	1	4/1/2030	NAP	NAP	120	115	IO	IO	NAP	L(29),D(86),O(5)
25	MSMCH	Lancaster Towne Center	3.47174%	1	9/1/2030	NAP	NAP	120	120	360	360	NAP	L(23),GRTR 1% or YM(90),O(7)
26	MSMCH	Storage Max Tyler	3.66174%	1	10/1/2030	NAP	NAP	121	121	360	360	NAP	L(24),D(93),O(4)
27	MSMCH	Storage Depot Beaumont	3.89674%	1	9/1/2030	NAP	NAP	120	120	360	360	NAP	L(24),D(91),O(5)
28	MSMCH	1602 Spruce Street & 238 South 20th Street	4.05174%	1	4/1/2030	NAP	NAP	120	115	IO	IO	NAP	L(29),D(87),O(4)
32	MSMCH	AAA Self Storage - Kernersville NC	3.76174%	1	9/1/2030	NAP	NAP	120	120	IO	IO	NAP	L(24),D(92),O(4)
33	MSMCH	Walgreens Pembroke Pines	3.34174%	1	9/1/2030	NAP	NAP	120	120	360	360	NAP	L(24),D(91),O(5)
34	MSMCH	Spicewood Self Storage	4.03174%	1	9/1/2030	NAP	NAP	120	120	360	360	NAP	L(24),D(91),O(5)
37	MSMCH	Convenient Self Storage	3.66174%	1	10/1/2030	NAP	NAP	121	121	360	360	NAP	L(24),D(93),O(4)
38	MSMCH	Execuplex Mini Storage Center	4.18674%	1	9/1/2030	NAP	NAP	120	120	360	360	NAP	L(24),D(92),O(4)
41	MSMCH	Store More Self Storage	3.84174%	1	10/1/2030	NAP	NAP	121	121	IO	IO	NAP	L(24),D(93),O(4)
42	MSMCH	Liberty Self Storage	3.49174%	1	9/1/2030	NAP	NAP	120	120	IO	IO	NAP	L(24),D(92),O(4)
44	MSMCH	F-B Plaza	4.41424%	1	3/1/2030	NAP	NAP	120	114	360	360	NAP	L(30),D(85),O(5)

BANK 2020-BNK28
MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Ownership Interest	Grace Period Late (Days)	Engineering Escrow / Deferred Maintenance ($)	Tax Escrow (Initial)	Monthly Tax Escrow ($)	Insurance Escrow (Initial)	Monthly Insurance Escrow ($)	Upfront Replacement Reserve ($)	Monthly Replacement Reserve ($)(15)	Replacement Reserve Cap ($)	Upfront TI/LC Reserve ($)
2	MSMCH	FTERE Bronx Portfolio 6	Fee	5	0	55,192	32,378	0	0	0	8,676	0	0
2.01	MSMCH	1473-1475 Sheridan Avenue
2.02	MSMCH	2515 Olinville Avenue
2.03	MSMCH	2305 University Avenue
2.04	MSMCH	2505 Olinville Avenue
2.05	MSMCH	3215 Holland Avenue
2.06	MSMCH	271 East 197th Street
2.07	MSMCH	2315 Walton Avenue
2.08	MSMCH	686 Rosewood Street
4	MSMCH	329 Wyckoff Mills Road	Fee	0	0	226,384	77,040	0	0	0	5,287	190,349	0
5	MSMCH	Waterfront Clematis	Fee	0	19,375	820,807	91,201	829	202	302,000	2,362	0	0
10	MSMCH	Chasewood Technology Park	Fee	5	3,813	1,513,116	168,124	33,778	33,778	0	9,666	0	1,000,000
11	MSMCH	305 East 72nd Street	Fee	5	4,375	109,018	54,509	525	525	6,446	269	6,446	150,000
13	MSMCH	Austin Storage Portfolio	Fee	5	344,125	282,834	31,426	0	0	0	2,667	96,023	0
13.01	MSMCH	Mopac Self Storage
13.02	MSMCH	Austin Storage Pond Springs
13.03	MSMCH	Ben White Mini Storage
16	MSMCH	Cubesmart Portfolio Baton Rouge	Fee	5	0	94,886	8,626	0	0	0	1,605	57,793	0
16.01	MSMCH	21085 Old Scenic Highway
16.02	MSMCH	3400 LA-19
17	MSMCH	Rego Multifamily Portfolio II	Fee	0	40,680	125,990	25,198	0	0	0	3,524	0	0
17.01	MSMCH	50 Allen Place
17.02	MSMCH	45 Allen Place
17.03	MSMCH	55 Morris Street
17.04	MSMCH	180 Bond
17.05	MSMCH	34 Wilson Street
17.06	MSMCH	60-66 Main Street
17.07	MSMCH	108-110 Clark Street
17.08	MSMCH	2-4 Douglas Street
20	MSMCH	Villa Victoria Apartments	Fee	5	299,625	150,534	16,726	44,170	8,834	281,375	6,458	0	0
21	MSMCH	JCG III Industrial Complex	Fee	5	0	39,164	9,791	0	0	0	1,319	0	0
23	MSMCH	33 1 3 @ Thirtyfourth	Fee	5	0	44,404	11,101	0	0	0	239	0	0
25	MSMCH	Lancaster Towne Center	Fee	5	0	20,988	10,494	0	0	0	0	217,567	0
26	MSMCH	Storage Max Tyler	Fee	5	0	47,950	4,795	0	0	0	896	53,734	0
27	MSMCH	Storage Depot Beaumont	Fee	5	0	66,033	7,337	0	0	0	739	44,341	0
28	MSMCH	1602 Spruce Street & 238 South 20th Street	Fee	5	0	7,850	3,925	0	0	0	280	0	0
32	MSMCH	AAA Self Storage - Kernersville NC	Fee	15	0	4,000	4,000	0	0	0	795	19,081	0
33	MSMCH	Walgreens Pembroke Pines	Fee	0	0	0	0	364	364	0	182	0	0
34	MSMCH	Spicewood Self Storage	Fee	5	0	34,560	3,456	0	0	0	1,116	0	0
37	MSMCH	Convenient Self Storage	Fee	5	0	2,484	2,484	0	0	0	837	50,231	0
38	MSMCH	Execuplex Mini Storage Center	Fee	5	578,253	59,670	4,590	1,120	160	0	1,588	0	0
41	MSMCH	Store More Self Storage	Fee	5	0	43,730	4,373	0	0	0	1,006	36,200	0
42	MSMCH	Liberty Self Storage	Fee	5	0	9,404	9,404	5,050	1,010	0	1,334	0	0
44	MSMCH	F-B Plaza	Fee	5	0	12,840	4,280	1,590	795	0	148	0	0

BANK 2020-BNK28
MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Monthly TI/LC Reserve ($)	TI/LC Reserve Cap ($)	Debt Service Escrow (Initial) ($)	Debt Service Escrow (Monthly) ($)	Other Escrow I Reserve Description	Other Escrow I (Initial) ($)	Other Escrow I (Monthly) ($)(11)(16)	Other Escrow I Cap ($)
2	MSMCH	FTERE Bronx Portfolio 6	0	0	0	0	NAP	0	0	0
2.01	MSMCH	1473-1475 Sheridan Avenue
2.02	MSMCH	2515 Olinville Avenue
2.03	MSMCH	2305 University Avenue
2.04	MSMCH	2505 Olinville Avenue
2.05	MSMCH	3215 Holland Avenue
2.06	MSMCH	271 East 197th Street
2.07	MSMCH	2315 Walton Avenue
2.08	MSMCH	686 Rosewood Street
4	MSMCH	329 Wyckoff Mills Road	18,506	666,220	0	0	NAP	0	0	0
5	MSMCH	Waterfront Clematis	23,622	850,380	0	0	Rent Concession Fund Reserve	184,304	0	0
10	MSMCH	Chasewood Technology Park	67,662	4,059,729	0	0	Outstanding TI/LC	455,829	0	0
11	MSMCH	305 East 72nd Street	2,082	150,000	0	0	La Esquina Free Rent Reserve	18,831	0	0
13	MSMCH	Austin Storage Portfolio	0	0	0	0	NAP	0	0	0
13.01	MSMCH	Mopac Self Storage
13.02	MSMCH	Austin Storage Pond Springs
13.03	MSMCH	Ben White Mini Storage
16	MSMCH	Cubesmart Portfolio Baton Rouge	0	0	44,789	0	NAP	0	0	0
16.01	MSMCH	21085 Old Scenic Highway
16.02	MSMCH	3400 LA-19
17	MSMCH	Rego Multifamily Portfolio II	0	0	385,954	0	NAP	NAP	0	0
17.01	MSMCH	50 Allen Place
17.02	MSMCH	45 Allen Place
17.03	MSMCH	55 Morris Street
17.04	MSMCH	180 Bond
17.05	MSMCH	34 Wilson Street
17.06	MSMCH	60-66 Main Street
17.07	MSMCH	108-110 Clark Street
17.08	MSMCH	2-4 Douglas Street
20	MSMCH	Villa Victoria Apartments	0	0	74,438	0	NAP	0	0	0
21	MSMCH	JCG III Industrial Complex	6,593	237,356	0	0	Free Rent Reserve	28,160	0	0
23	MSMCH	33 1 3 @ Thirtyfourth	1,590	150,000	0	0	Outstanding Leasing Obligations	167,398	0	0
25	MSMCH	Lancaster Towne Center	0	155,405	0	0	At Home Outstanding Leasing Commissions	93,157	0	0
26	MSMCH	Storage Max Tyler	0	0	55,967	0	NAP	0	0	0
27	MSMCH	Storage Depot Beaumont	0	0	57,556	0	NAP	0	0	0
28	MSMCH	1602 Spruce Street & 238 South 20th Street	542	32,500	0	0	NAP	0	0	0
32	MSMCH	AAA Self Storage - Kernersville NC	0	0	45,511	0	NAP	0	0	0
33	MSMCH	Walgreens Pembroke Pines	1,216	14,595	0	0	NAP	0	0	0
34	MSMCH	Spicewood Self Storage	0	0	0	0	NAP	0	0	0
37	MSMCH	Convenient Self Storage	0	0	35,446	0	NAP	0	0	0
38	MSMCH	Execuplex Mini Storage Center	881	21,151	51,746	0	NAP	0	0	0
41	MSMCH	Store More Self Storage	0	0	31,309	0	NAP	0	0	0
42	MSMCH	Liberty Self Storage	0	0	55,161	0	NAP	0	0	0
44	MSMCH	F-B Plaza	988	47,440	0	0	NAP	0	0	0

BANK 2020-BNK28
MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Other Escrow II Reserve Description	Other Escrow II (Initial) ($)	Other Escrow II (Monthly) ($)	Other Escrow II Cap ($)	Holdback(7)	Secured by LOC (Y/N)	LOC Amount	Type of Lockbox
2	MSMCH	FTERE Bronx Portfolio 6	NAP	0	0	0	900,000	N		Springing
2.01	MSMCH	1473-1475 Sheridan Avenue
2.02	MSMCH	2515 Olinville Avenue
2.03	MSMCH	2305 University Avenue
2.04	MSMCH	2505 Olinville Avenue
2.05	MSMCH	3215 Holland Avenue
2.06	MSMCH	271 East 197th Street
2.07	MSMCH	2315 Walton Avenue
2.08	MSMCH	686 Rosewood Street
4	MSMCH	329 Wyckoff Mills Road	NAP	0	0	0	NAP	N		Springing
5	MSMCH	Waterfront Clematis	Condominium Common Charge Reserve	1,200	0	0	NAP	N		Hard/Springing Cash Management
10	MSMCH	Chasewood Technology Park	Rent Concession Fund	92,756	0	0	NAP	N		Springing
11	MSMCH	305 East 72nd Street	NAP	0	0	0	NAP	N		Springing
13	MSMCH	Austin Storage Portfolio	NAP	0	0	0	NAP	N		Springing
13.01	MSMCH	Mopac Self Storage
13.02	MSMCH	Austin Storage Pond Springs
13.03	MSMCH	Ben White Mini Storage
16	MSMCH	Cubesmart Portfolio Baton Rouge	NAP	0	0	0	NAP	N		Springing
16.01	MSMCH	21085 Old Scenic Highway
16.02	MSMCH	3400 LA-19
17	MSMCH	Rego Multifamily Portfolio II	NAP	0	0	0	NAP	N		Springing
17.01	MSMCH	50 Allen Place
17.02	MSMCH	45 Allen Place
17.03	MSMCH	55 Morris Street
17.04	MSMCH	180 Bond
17.05	MSMCH	34 Wilson Street
17.06	MSMCH	60-66 Main Street
17.07	MSMCH	108-110 Clark Street
17.08	MSMCH	2-4 Douglas Street
20	MSMCH	Villa Victoria Apartments	NAP	0	0	0	NAP	N		Springing
21	MSMCH	JCG III Industrial Complex	NAP	0	0	0	NAP	N		Springing
23	MSMCH	33 1 3 @ Thirtyfourth	Rent Reserve	47,461	0	0	NAP	N		Springing
25	MSMCH	Lancaster Towne Center	Kung Fu Tea Outstanding Leasing Commissions	14,500	0	0	NAP	N		Springing
26	MSMCH	Storage Max Tyler	NAP	0	0	0	NAP	N		Springing
27	MSMCH	Storage Depot Beaumont	NAP	0	0	0	NAP	N		Springing
28	MSMCH	1602 Spruce Street & 238 South 20th Street	NAP	0	0	0	NAP	N		Springing
32	MSMCH	AAA Self Storage - Kernersville NC	NAP	0	0	0	NAP	N		Springing
33	MSMCH	Walgreens Pembroke Pines	NAP	0	0	0	NAP	N		Springing
34	MSMCH	Spicewood Self Storage	NAP	0	0	0	NAP	N		Springing
37	MSMCH	Convenient Self Storage	NAP	0	0	0	NAP	N		Springing
38	MSMCH	Execuplex Mini Storage Center	NAP	0	0	0	NAP	N		Springing
41	MSMCH	Store More Self Storage	NAP	0	0	0	NAP	N		Springing
42	MSMCH	Liberty Self Storage	NAP	0	0	0	NAP	N		Springing
44	MSMCH	F-B Plaza	NAP	0	0	0	NAP	N		Springing

BANK 2020-BNK28
MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Borrower Name
2	MSMCH	FTERE Bronx Portfolio 6	271 Zacko LLC D; 686 Rosewood Ave LLC D; 2505 Olinville Avenue LLC D; Wonder Boy LLC D; 1475 Palace Too LLC D; 2315 Walton LLC D; 2515 Olinville Avenue LLC D; 2305 Avenue LLC D
2.01	MSMCH	1473-1475 Sheridan Avenue
2.02	MSMCH	2515 Olinville Avenue
2.03	MSMCH	2305 University Avenue
2.04	MSMCH	2505 Olinville Avenue
2.05	MSMCH	3215 Holland Avenue
2.06	MSMCH	271 East 197th Street
2.07	MSMCH	2315 Walton Avenue
2.08	MSMCH	686 Rosewood Street
4	MSMCH	329 Wyckoff Mills Road	TSM Urban Renewal Associates, LLC
5	MSMCH	Waterfront Clematis	Colonnade Clematis LLC
10	MSMCH	Chasewood Technology Park	Chasewood TP, LLC
11	MSMCH	305 East 72nd Street	MacArthur Properties 305, LLC
13	MSMCH	Austin Storage Portfolio	Mopac Storage SPE, LLC; Pond Springs Storage SPE, LLC; Ben White Storage SPE, LLC
13.01	MSMCH	Mopac Self Storage
13.02	MSMCH	Austin Storage Pond Springs
13.03	MSMCH	Ben White Mini Storage
16	MSMCH	Cubesmart Portfolio Baton Rouge	Louisiana Full Steam, L.L.C.
16.01	MSMCH	21085 Old Scenic Highway
16.02	MSMCH	3400 LA-19
17	MSMCH	Rego Multifamily Portfolio II	Theo Investments LLC; Bianquita Investments LLC
17.01	MSMCH	50 Allen Place
17.02	MSMCH	45 Allen Place
17.03	MSMCH	55 Morris Street
17.04	MSMCH	180 Bond
17.05	MSMCH	34 Wilson Street
17.06	MSMCH	60-66 Main Street
17.07	MSMCH	108-110 Clark Street
17.08	MSMCH	2-4 Douglas Street
20	MSMCH	Villa Victoria Apartments	VVWaco, LLC
21	MSMCH	JCG III Industrial Complex	JCG, LLC, III
23	MSMCH	33 1 3 @ Thirtyfourth	1717 W 34th Phase One, LLC
25	MSMCH	Lancaster Towne Center	Lancaster Towne Center Limited Partnership
26	MSMCH	Storage Max Tyler	ET Storage Partners I, LLC
27	MSMCH	Storage Depot Beaumont	Beaumont Storage Depot LLC
28	MSMCH	1602 Spruce Street & 238 South 20th Street	1602 Spruce, LLC; 238 S. 20th Street, LLC
32	MSMCH	AAA Self Storage - Kernersville NC	AAA Storage Management #22, LLC
33	MSMCH	Walgreens Pembroke Pines	West Pines EDN RE, LLC
34	MSMCH	Spicewood Self Storage	Spicewood Super Storage, Ltd
37	MSMCH	Convenient Self Storage	AA Storage, LLC
38	MSMCH	Execuplex Mini Storage Center	Execuplex Mini Storage, LLC
41	MSMCH	Store More Self Storage	Store More Warehouses, L.L.C.
42	MSMCH	Liberty Self Storage	Liberty Self Storage Inc.
44	MSMCH	F-B Plaza	F&B Plaza LLC

BANK 2020-BNK28
MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Sponsor Name	Master Servicing Fee Rate
2	MSMCH	FTERE Bronx Portfolio 6	Finkelstein Timberger East Real Estate	0.00500%
2.01	MSMCH	1473-1475 Sheridan Avenue
2.02	MSMCH	2515 Olinville Avenue
2.03	MSMCH	2305 University Avenue
2.04	MSMCH	2505 Olinville Avenue
2.05	MSMCH	3215 Holland Avenue
2.06	MSMCH	271 East 197th Street
2.07	MSMCH	2315 Walton Avenue
2.08	MSMCH	686 Rosewood Street
4	MSMCH	329 Wyckoff Mills Road	Menachem T. Greisman; Schneur Z. Hirsch; Zalman M. Melamed	0.00500%
5	MSMCH	Waterfront Clematis	Joseph S. Sambuco	0.00500%
10	MSMCH	Chasewood Technology Park	Nitya Capital	0.00500%
11	MSMCH	305 East 72nd Street	Antony Contomichalos	0.00500%
13	MSMCH	Austin Storage Portfolio	FollettUSA	0.04250%
13.01	MSMCH	Mopac Self Storage
13.02	MSMCH	Austin Storage Pond Springs
13.03	MSMCH	Ben White Mini Storage
16	MSMCH	Cubesmart Portfolio Baton Rouge	George Stephen Guido; Alfred Vidal Davis; Gary J. Guido	0.00500%
16.01	MSMCH	21085 Old Scenic Highway
16.02	MSMCH	3400 LA-19
17	MSMCH	Rego Multifamily Portfolio II	Jose Reategui; Rosario Reategui	0.00500%
17.01	MSMCH	50 Allen Place
17.02	MSMCH	45 Allen Place
17.03	MSMCH	55 Morris Street
17.04	MSMCH	180 Bond
17.05	MSMCH	34 Wilson Street
17.06	MSMCH	60-66 Main Street
17.07	MSMCH	108-110 Clark Street
17.08	MSMCH	2-4 Douglas Street
20	MSMCH	Villa Victoria Apartments	Andrew P. Sheehy	0.00500%
21	MSMCH	JCG III Industrial Complex	Richard Tanenbaum	0.00500%
23	MSMCH	33 1 3 @ Thirtyfourth	Crescere Capital, LLP	0.00500%
25	MSMCH	Lancaster Towne Center	The Malcolm Glazer Trust dated February 24, 1997	0.00500%
26	MSMCH	Storage Max Tyler	Bernard Scott Richburg; Michael D. McKinnis	0.00500%
27	MSMCH	Storage Depot Beaumont	Andrew Kangerga; Rade Kangerga	0.00500%
28	MSMCH	1602 Spruce Street & 238 South 20th Street	Damon Mascieri	0.00500%
32	MSMCH	AAA Self Storage - Kernersville NC	Sean P. Jones; Chad H. Hockaday	0.00500%
33	MSMCH	Walgreens Pembroke Pines	Enzo Dalmazzo	0.00500%
34	MSMCH	Spicewood Self Storage	Gregg M. Pratka; Joel Patrick Collier	0.00500%
37	MSMCH	Convenient Self Storage	Bernard Scott Richburg; David Dodge; Michael D. McKinnis	0.00500%
38	MSMCH	Execuplex Mini Storage Center	Sandra A. Williams	0.06500%
41	MSMCH	Store More Self Storage	Rita Parker	0.00500%
42	MSMCH	Liberty Self Storage	Jack Schaffer; Mary Ann Louderback	0.00500%
44	MSMCH	F-B Plaza	Chandra M. Reddi	0.08250%

EXHIBIT B-1

REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE MORTGAGE LOAN SELLER

The Mortgage Loan Seller hereby represents and warrants that, as of the date hereof:

(a)                The Mortgage Loan Seller is a limited liability company duly organized, validly existing and in good standing under the laws of the State of New York.

(b)               The Mortgage Loan Seller’s execution and delivery of, performance under, and compliance with this Agreement, will not violate the Mortgage Loan Seller’s organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other material instrument to which it is a party or by which it is bound, which default or breach, in the good faith and reasonable judgment of the Mortgage Loan Seller, is likely to affect materially and adversely the ability of the Mortgage Loan Seller to perform its obligations under this Agreement.

(c)                The Mortgage Loan Seller has the full power and authority to consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement.

(d)               This Agreement, assuming due authorization, execution and delivery by the other party or parties hereto, constitutes a valid, legal and binding obligation of the Mortgage Loan Seller, enforceable against the Mortgage Loan Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, fraudulent transfer, insolvency, reorganization, receivership, moratorium, liquidation, conservatorship and other laws affecting the enforcement of creditors’ rights generally, (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law, and (C) public policy considerations.

(e)                The Mortgage Loan Seller is not in violation of, and its execution and delivery of, performance under and compliance with this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Mortgage Loan Seller’s good faith and reasonable judgment, is likely to affect materially and adversely the ability of the Mortgage Loan Seller to perform its obligations under this Agreement.

(f)                No consent, approval, authorization or order of any state or federal court or governmental agency or body is required for the consummation by the Mortgage Loan Seller of the transactions contemplated herein, except for (A) those consents, approvals, authorizations or orders that previously have been obtained and (B) those filings and recordings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

Exh. B-1-1

(g)               No litigation, arbitration, suit, proceeding or governmental investigation is pending or, to the best of the Mortgage Loan Seller’s knowledge, threatened against the Mortgage Loan Seller that, if determined adversely to the Mortgage Loan Seller, would prohibit the Mortgage Loan Seller from entering into this Agreement or that, in the Mortgage Loan Seller’s good faith and reasonable judgment, is likely to materially and adversely affect the ability of the Mortgage Loan Seller to perform its obligations under this Agreement.

(h)               The transfer of the Mortgage Loans to the Purchaser as contemplated herein is not subject to any bulk transfer or similar law in effect in any applicable jurisdiction.

(i)                 The Mortgage Loan Seller is not transferring the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud its present or future creditors.

(j)                 The Mortgage Loan Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, its transfer of the Mortgage Loans to the Purchaser, as contemplated herein.

(k)               After giving effect to its transfer of the Mortgage Loans to the Purchaser, as provided herein, the value of the Mortgage Loan Seller’s assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of the Mortgage Loan Seller’s debts and obligations, including contingent and unliquidated debts and obligations of the Mortgage Loan Seller, and the Mortgage Loan Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business.

(l)                 The Mortgage Loan Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

(m)             No proceedings looking toward liquidation, dissolution or bankruptcy of the Mortgage Loan Seller are pending or contemplated.

(n)               The principal place of business and chief executive office of the Mortgage Loan Seller is located in the State of New York.

(o)               The consideration received by the Mortgage Loan Seller upon the sale of the Mortgage Loans constitutes at least fair consideration and reasonably equivalent value for such Mortgage Loans.

Exh. B-1-2

EXHIBIT B-2

REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE PURCHASER

The Purchaser hereby represents and warrants that, as of the date hereof:

(a)                The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of North Carolina.

(b)               The Purchaser’s execution and delivery of, performance under, and compliance with this Agreement, will not violate the Purchaser’s organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other material instrument to which it is a party or by which it is bound, which default or breach, in the good faith and reasonable judgment of the Purchaser, is likely to affect materially and adversely the ability of the Purchaser to perform its obligations under this Agreement.

(c)                This Agreement, assuming due authorization, execution and delivery by the other party or parties hereto, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors’ rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

(d)               No litigation, arbitration, suit, proceeding or governmental investigation is pending or, to the best of the Purchaser’s knowledge, threatened against the Purchaser that, if determined adversely to the Purchaser, would prohibit the Purchaser from entering into this Agreement or that, in the Purchaser’s good faith and reasonable judgment, is likely to materially and adversely affect the ability of the Purchaser to perform its obligations under this Agreement.

(e)                The Purchaser has the full power and authority to consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement.

(f)                The Purchaser is not in violation of, and its execution and delivery of, performance under and compliance with this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser’s good faith and reasonable judgment, is likely to affect materially and adversely the ability of the Purchaser to perform its obligations under this Agreement.

(g)               The Purchaser (A) prepared one or more reports on Form ABS-15G (each, a “Form 15G”) containing the findings and conclusions of the Accountants’ Due Diligence Report and meeting the requirements of that Form 15G, Rule 15Ga-2, and any other rules and regulations of the Commission and the Exchange Act; (B) provided a

Exh. B-2-1

copy of the final draft of each such Form 15G to WFS at least six (6) business days before the first sale in the offering contemplated by the Prospectus and Private Placement Memorandum; and (C) furnished each such Form 15G to the Commission on EDGAR at least five (5) business days before the first sale in the offering contemplated by the Prospectus and Private Placement Memorandum as required by Rule 15Ga-2.

(h)               The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Mortgage Loan Seller, the Underwriters, the Initial Purchasers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or consummation of any of the transactions contemplated hereby.

Exh. B-2-2

EXHIBIT C

MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

For purposes of this Exhibit C, the phrase “the Mortgage Loan Seller’s knowledge”, or “the Mortgage Loan Seller’s belief” and other words and phrases of like import shall mean, except where otherwise expressly set forth below, the actual state of knowledge or belief of the Mortgage Loan Seller, its officers and employees directly responsible for the underwriting, origination, servicing or sale of the Mortgage Loans regarding the matters expressly set forth below in each case without having conducted any independent inquiry into such matters and without any obligation to have done so (except (i) having sent to the servicers servicing the Mortgage Loans on behalf of the Mortgage Loan Seller, if any, specific inquiries regarding the matters referred to and (ii) as expressly set forth herein). All information contained in documents which are part of or required to be part of a Mortgage File, as specified in the Pooling and Servicing Agreement (to the extent such documents exist) shall be deemed within the Mortgage Loan Seller’s knowledge.

The Mortgage Loan Seller hereby represents and warrants that, as of the date herein below specified or, if no such date is specified, as of the date hereof, except with respect to the Exceptions described on Schedule C to this Agreement.

1.                  Intentionally Omitted.

2.                  Whole Loan; Ownership of Mortgage Loans. Except with respect to a Mortgage Loan that is part of a Whole Loan, each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan. At the time of the sale, transfer and assignment to the Depositor, no Mortgage Note or Mortgage was subject to any assignment (other than assignments to the Mortgage Loan Seller or (with respect to any Non-Serviced Mortgage Loan) to the related Non-Serviced Trustee), participation (it being understood that a Mortgage Loan that is part of a Whole Loan does not constitute a participation) or pledge, and the Mortgage Loan Seller had good title to, and was the sole owner of, each Mortgage Loan free and clear of any and all liens, charges, pledges, encumbrances, participations (other than with respect to agreements among noteholders with respect to a Whole Loan), any other ownership interests and other interests on, in or to such Mortgage Loan other than any servicing rights appointment, subservicing or similar agreement. The Mortgage Loan Seller has full right and authority to sell, assign and transfer each Mortgage Loan, and the assignment to the Depositor constitutes a legal, valid and binding assignment of such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan.

3.                  Loan Document Status. Each related Mortgage Note, Mortgage, Assignment of Leases (if a separate instrument), guaranty and other agreement executed by or on behalf of the related Mortgagor, guarantor or other obligor in connection with such Mortgage Loan is the legal, valid and binding obligation of the related Mortgagor, guarantor or other obligor (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), as applicable, and is enforceable in accordance with its terms, except as such enforcement may be limited by

Exh. C-1

(i) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and except that certain provisions in such Mortgage Loan documents (including, without limitation, provisions requiring the payment of default interest, late fees or Prepayment Premium/Yield Maintenance Charge) may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth above) such limitations or unenforceability will not render such Mortgage Loan documents invalid as a whole or materially interfere with the Mortgagee’s realization of the principal benefits and/or security provided thereby (clauses (i) and (ii) collectively, the “Standard Qualifications”).

Except as set forth in the immediately preceding sentence, there is no valid offset, defense, counterclaim or right of rescission available to the related Mortgagor with respect to any of the related Mortgage Notes, Mortgages or other Mortgage Loan documents, including, without limitation, any such valid offset, defense, counterclaim or right based on intentional fraud by Mortgage Loan Seller in connection with the origination of the Mortgage Loan, that would deny the Mortgagee the principal benefits intended to be provided by the Mortgage Note, Mortgage or other Mortgage Loan documents.

4.                  Mortgage Provisions. The Mortgage Loan documents for each Mortgage Loan, together with applicable state law, contain provisions that render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the principal benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, non-judicial foreclosure subject to the limitations set forth in the Standard Qualifications.

5.                  Intentionally Omitted.

6.                  Mortgage Status; Waivers and Modifications. Since origination and except by written instruments set forth in the related Mortgage File or as otherwise provided in the related Mortgage Loan documents (a) (1) to the knowledge of the Mortgage Loan Seller, there has been no forbearance, waiver or modification of the material terms of the Mortgage Loan which such forbearance, waiver or modification relates to the COVID-19 emergency and (2) other than as related to the COVID-19 emergency, the material terms of such Mortgage, Mortgage Note, Mortgage Loan guaranty and related Mortgage Loan documents have not been waived, impaired, modified, altered, satisfied, canceled, subordinated or rescinded in any respect which materially interferes with the security intended to be provided by such mortgage; (b) no related Mortgaged Property or any portion thereof has been released from the lien of the related Mortgage in any manner which materially interferes with the security intended to be provided by such Mortgage or the use or operation of the remaining portion of such Mortgaged Property; and (c) neither the Mortgagor nor the guarantor has been released from its material obligations under the Mortgage Loan. With respect to each Mortgage Loan, except as contained in a written document included in the Mortgage File, there have been no modifications, amendments or waivers, that could be reasonably expected to have a material adverse effect on such Mortgage Loan consented to by the Mortgage Loan Seller on or after the Cut-off Date.

Exh. C-2

7.                  Lien; Valid Assignment. Subject to the Standard Qualifications, each endorsement or assignment of Mortgage and assignment of Assignment of Leases from the Mortgage Loan Seller or its Affiliate is in recordable form (but for the insertion of the name of the assignee and any related recording information which is not yet available to the Mortgage Loan Seller) and constitutes a legal, valid and binding endorsement or assignment from the Mortgage Loan Seller, or its Affiliate, as applicable. Each related Mortgage and Assignment of Leases is freely assignable without the consent of the related Mortgagor. Each related Mortgage is a legal, valid and enforceable first lien on the related Mortgagor’s fee (or if identified on the Mortgage Loan Schedule, leasehold) interest in the Mortgaged Property in the principal amount of such Mortgage Loan or allocated loan amount (subject only to Permitted Encumbrances (as defined below) and the exceptions to paragraph 8 below (each such exception, a “Title Exception”)), except as the enforcement thereof may be limited by the Standard Qualifications. Such Mortgaged Property (subject to Permitted Encumbrances and Title Exceptions) as of origination and, to the Mortgage Loan Seller’s knowledge, as of the Cut-off Date, is free and clear of any recorded mechanics’ or materialmen’s liens and other recorded encumbrances that would be prior to or equal with the lien of the related Mortgage (which lien secures the related Whole Loan, in the case of a Mortgage Loan that is part of a Whole Loan), except those which are bonded over, escrowed for or insured against by the applicable Title Policy (as described below), and as of origination and, to the Mortgage Loan Seller’s knowledge, as of the Cut-off Date, no rights exist which under law could give rise to any such lien or encumbrance that would be prior to or equal with the lien of the related Mortgage, except those which are bonded over, escrowed for or insured against by the applicable Title Policy. Notwithstanding anything herein to the contrary, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements is required to effect such perfection.

8.                  Permitted Liens; Title Insurance. Each Mortgaged Property securing a Mortgage Loan is covered by an American Land Title Association loan title insurance policy or a comparable form of loan title insurance policy approved for use in the applicable jurisdiction (or, if such policy is yet to be issued, by a pro forma policy, a preliminary title policy or a “marked up” commitment, in each case with escrow instructions and binding on the title insurer) (the “Title Policy”) in the original principal amount of such Mortgage Loan (or with respect to a Mortgage Loan secured by multiple properties, an amount equal to at least the allocated loan amount with respect to the Title Policy for each such property) after all advances of principal (including any advances held in escrow or reserves), that insures for the benefit of the owner of the indebtedness secured by the Mortgage, the first priority lien of the Mortgage (which lien secures the related Whole Loan, in the case of a Mortgage Loan that is part of a Whole Loan), which lien is subject only to (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet due and payable; (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record specifically identified in the Title Policy; (c) the exceptions (general and specific) and exclusions set forth in such Title Policy; (d) other matters to which like properties are commonly subject; (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property; (f) if the related Mortgage Loan constitutes a Crossed Underlying Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Crossed Mortgage Loan Group, and (g) condominium declarations of record and identified in such Title Policy, provided that none of clauses (a)

Exh. C-3

through (g), individually or in the aggregate, materially and adversely interferes with the value or principal use of the Mortgaged Property, the security intended to be provided by such Mortgage, or the current ability of the related Mortgaged Property to generate net cash flow sufficient to service the related Mortgage Loan or the Mortgagor’s ability to pay its obligations when they become due (collectively, the “Permitted Encumbrances”). For purposes of clause (a) of the immediately preceding sentence, any such taxes, assessments and other charges shall not be considered due and payable until the date on which interest and/or penalties would be payable thereon. Except as contemplated by clause (f) of the second preceding sentence none of the Permitted Encumbrances are mortgage liens that are senior to or coordinate and co-equal with the lien of the related Mortgage. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and no claims have been made by the Mortgage Loan Seller thereunder and no claims have been paid thereunder. Neither the Mortgage Loan Seller, nor to the Mortgage Loan Seller’s knowledge, any other holder of the Mortgage Loan, has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Each Title Policy contains no exclusion for, or affirmatively insures (except for any Mortgaged Property located in a jurisdiction where such affirmative insurance is not available in which case such exclusion may exist), (a) that the Mortgaged Property shown on the survey is the same as the property legally described in the Mortgage and (b) to the extent that the Mortgaged Property consists of two or more adjoining parcels, such parcels are contiguous.

9.                  Junior Liens. It being understood that B notes secured by the same Mortgage as a Mortgage Loan are not subordinate mortgages or junior liens, except for any Mortgage Loan that is cross-collateralized and cross-defaulted with another Mortgage Loan, as of the Cut-off Date there are no subordinate mortgages or junior mortgage liens encumbering the related Mortgaged Property other than Permitted Encumbrances, mechanics’ or materialmen’s liens (which are the subject of the representation in paragraph 7 above), and equipment and other personal property financing. The Mortgage Loan Seller has no knowledge of any mezzanine debt secured directly by interests in the related Mortgagor other than as set forth on Exhibit C-32-1.

10.              Assignment of Leases and Rents. There exists as part of the related Mortgage File an Assignment of Leases (either as a separate instrument or incorporated into the related Mortgage). Subject to the Permitted Encumbrances and Title Exceptions (and, in the case of a Mortgage Loan that is part of a Whole Loan, subject to the related Assignment of Leases constituting security for the entire Whole Loan), each related Assignment of Leases creates a valid first-priority collateral assignment of, or a valid first-priority lien or security interest in, rents and certain rights under the related lease or leases, subject only to a license granted to the related Mortgagor to exercise certain rights and to perform certain obligations of the lessor under such lease or leases, including the right to operate the related leased property, except as the enforcement thereof may be limited by the Standard Qualifications. The related Mortgage or related Assignment of Leases, subject to applicable law and the Standard Qualifications, provides that, upon an event of default under the Mortgage Loan, a receiver may be appointed for the collection of rents or for the related Mortgagee to enter into possession to collect the rents or for rents to be paid directly to the Mortgagee.

Exh. C-4

11.              Financing Statements. Subject to the Standard Qualifications, each Mortgage Loan or related security agreement establishes a valid security interest in, and a UCC-1 financing statement has been filed and/or recorded (or, in the case of fixtures, the Mortgage constitutes a fixture filing) in all places necessary at the time of the origination of the Mortgage Loan (or, if not filed and/or recorded, has submitted or caused to be submitted in proper form for filing and/or recording) to perfect a valid security interest in, the personal property (creation and perfection of which is governed by the UCC) owned by the Mortgagor and necessary to operate such Mortgaged Property in its current use other than (1) non-material personal property, (2) personal property subject to purchase money security interests and (3) personal property that is leased equipment. Each UCC-1 financing statement, if any, filed with respect to personal property constituting a part of the related Mortgaged Property and each UCC-3 assignment, if any, filed with respect to such financing statement was in suitable form for filing in the filing office in which such financing statement was filed. Notwithstanding anything herein to the contrary, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements is required to effect such perfection.

12.              Condition of Property. The Mortgage Loan Seller or the originator of the Mortgage Loan inspected or caused to be inspected each related Mortgaged Property within six months of origination of the Mortgage Loan and within twelve months of the Cut-off Date.

An engineering report or property condition assessment was prepared in connection with the origination of each Mortgage Loan no more than twelve months prior to the Cut-off Date. To the Mortgage Loan Seller’s knowledge, based solely upon due diligence customarily performed in connection with the origination of comparable mortgage loans, as of the Closing Date, each related Mortgaged Property was free and clear of any material damage (other than (i) deferred maintenance for which escrows were established at origination and (ii) any damage fully covered by insurance) that would affect materially and adversely the use or value of such Mortgaged Property as security for the Mortgage Loan.

13.              Taxes and Assessments. As of the date of origination and, to the Mortgage Loan Seller’s knowledge, as of the Cut-off Date, all taxes, governmental assessments and other outstanding governmental charges (including, without limitation, water and sewage charges) due with respect to the Mortgaged Property (excluding any related personal property) securing a Mortgage Loan that is or could become a lien on the related Mortgaged Property that became due and owing prior to the Cut-off Date with respect to each related Mortgaged Property have been paid, or, if the appropriate amount of such taxes or charges is being appealed or is otherwise in dispute, the unpaid taxes or charges are covered by an escrow of funds or other security sufficient to pay such tax or charge and reasonably estimated interest and penalties, if any, thereon. For purposes of this representation and warranty, any such taxes, assessments and other charges shall not be considered due and payable until the date on which interest and/or penalties would be payable thereon.

14.              Condemnation. As of the date of origination and to the Mortgage Loan Seller’s knowledge as of the Cut-off Date, there is no proceeding pending and, to the Mortgage Loan Seller’s knowledge as of the date of origination and as of the Cut-off Date, there is no

Exh. C-5

proceeding threatened for the total or partial condemnation of such Mortgaged Property that would have a material adverse effect on the value, use or operation of the Mortgaged Property.

15.              Actions Concerning Mortgage Loan. To the Mortgage Loan Seller’s knowledge, based on evaluation of the Title Policy (as defined in paragraph 8), an engineering report or property condition assessment as described in paragraph 12, applicable local law compliance materials as described in paragraph 26, and the ESA (as defined in paragraph 43), as of origination there was no pending or filed action, suit or proceeding, arbitration or governmental investigation involving any Mortgagor, guarantor, or Mortgagor’s interest in the Mortgaged Property, an adverse outcome of which would reasonably be expected to materially and adversely affect (a) such Mortgagor’s title to the Mortgaged Property, (b) the validity or enforceability of the Mortgage, (c) such Mortgagor’s ability to perform under the related Mortgage Loan, (d) such guarantor’s ability to perform under the related guaranty, (e) the principal benefit of the security intended to be provided by the Mortgage Loan documents, or (f) the current principal use of the Mortgaged Property.

16.              Escrow Deposits. All escrow deposits and escrow payments currently required to be escrowed with the Mortgagee pursuant to each Mortgage Loan (including capital improvements and environmental remediation reserves) are in the possession, or under the control, of the Mortgage Loan Seller or its servicer, and there are no delinquencies (subject to any applicable grace or cure periods) in connection therewith, and all such escrows and deposits (or the right thereto) that are required under the related Mortgage Loan documents are being conveyed by the Mortgage Loan Seller to the Depositor or its servicer (or, in the case of a Non-Serviced Mortgage Loan, to the related depositor under the Non-Serviced PSA or the related Non-Serviced Master Servicer).

17.              No Holdbacks. The principal amount of the Mortgage Loan stated on the Mortgage Loan Schedule has been fully disbursed as of the Closing Date and there is no requirement for future advances thereunder (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs, occupancy, performance or other matters with respect to the related Mortgaged Property, the Mortgagor or other considerations determined by the Mortgage Loan Seller to merit such holdback).

18.              Insurance. Each related Mortgaged Property is, and is required pursuant to the related Mortgage to be, insured by a property insurance policy providing coverage for loss in accordance with coverage found under a “special cause of loss form” or “all risk form” that includes replacement cost valuation issued by an insurer meeting the requirements of the related Mortgage Loan documents and having a claims-paying or financial strength rating meeting the Insurance Rating Requirements (as defined below), in an amount (subject to customary deductibles) not less than the lesser of (1) the original principal balance of the Mortgage Loan and (2) the full insurable value on a replacement cost basis of the improvements, furniture, furnishings, fixtures and equipment owned by the Mortgagor included in the Mortgaged Property (with no deduction for physical depreciation), but, in any event, not less than the amount necessary or containing such endorsements as are necessary to avoid the operation of any coinsurance provisions with respect to the related Mortgaged Property.

Exh. C-6

“Insurance Ratings Requirements” means either (1) a claims paying or financial strength rating of at least “A-:VIII” from A.M. Best Company (“A.M. Best”) or “A3” (or the equivalent) from Moody’s Investors Service, Inc. (“Moody’s”) or “A-” from S&P Global Ratings (“S&P”) or (2) the Syndicate Insurance Ratings Requirements. “Syndicate Insurance Ratings Requirements” means insurance provided by a syndicate of insurers, as to which (i) if such syndicate consists of 5 or more members, at least 60% of the coverage is provided by insurers that meet the Insurance Ratings Requirements (under clause (1) of the definition of such term) and up to 40% of the coverage is provided by insurers that have a claims paying or financial strength rating of at least “BBB-” by S&P or at least “Baa3” by Moody’s, and (ii) if such syndicate consists of 4 or fewer members, at least 75% of the coverage is provided by insurers that meet the Insurance Ratings Requirements (under clause (1) of the definition of such term) and up to 25% of the coverage is provided by insurers that have a claims paying or financial strength rating of at least “BBB-” by S&P or at least “Baa3” by Moody’s.

Each related Mortgaged Property is also covered, and required to be covered pursuant to the related Mortgage Loan documents, by business interruption or rental loss insurance which (subject to a customary deductible) covers a period of not less than 12 months (or with respect to each Mortgage Loan on a single asset with a principal balance of $50 million or more, 18 months).

If any material part of the improvements, exclusive of a parking lot, located on a Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, the related Mortgagor is required to maintain insurance in an amount equal to the least of (a) the maximum amount available under the National Flood Insurance Program, plus such additional excess flood coverage in an amount as is generally required by prudent institutional commercial mortgage lenders originating mortgage loans for securitization, (b) the outstanding principal amount of the Mortgage Loan and (c) the insurable value of the Mortgaged Property.

If the Mortgaged Property is located within 25 miles of the coast of the Gulf of Mexico or the Atlantic coast of Florida, Georgia, South Carolina or North Carolina, the related Mortgagor is required to maintain coverage for windstorm and/or windstorm related perils and/or “named storms” issued by an insurer meeting the Insurance Rating Requirements or endorsement covering damage from windstorm and/or windstorm related perils and/or named storms, in an amount not less than the lesser of (1) the original principal balance of the Mortgage Loan and (2) the full insurable value on a replacement cost basis of the improvements, furniture, furnishings, fixtures and equipment owned by the Mortgagor and included in the Mortgaged Property (with no deduction for physical depreciation), but, in any event, not less than the amount necessary or containing such endorsements as are necessary to avoid the operation of any coinsurance provisions with respect to the related Mortgaged Property by an insurer meeting the Insurance Rating Requirements.

The Mortgaged Property is covered, and required to be covered pursuant to the related Mortgage Loan documents, by a commercial general liability insurance policy issued by an insurer meeting the Insurance Rating Requirements including coverage for property damage, contractual damage and personal injury (including bodily injury and death) in amounts as are generally required by the Mortgage Loan Seller for similar commercial and multifamily loans

Exh. C-7

intended for securitization, and in any event not less than $1 million per occurrence and $2 million in the aggregate.

An architectural or engineering consultant has performed an analysis of each of the Mortgaged Properties located in seismic zones 3 or 4 in order to evaluate the seismic condition of such property, for the sole purpose of assessing the probable maximum loss or scenario expected loss (“PML”) for the Mortgaged Property in the event of an earthquake. In such instance, the PML was based on a 475-year return period, an exposure period of 50 years and a 10% probability of exceedance. If the resulting report concluded that the PML would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance on such Mortgaged Property was obtained by an insurer rated at least “A:VIII” by A.M. Best or “A3” (or the equivalent) from Moody’s or “A-” by S&P in an amount not less than 100% of the PML.

The Mortgage Loan documents require insurance proceeds (or an amount equal to such insurance proceeds) in respect of a property loss to be applied either (a) to the repair or restoration of all or part of the related Mortgaged Property, with respect to all property losses in excess of 5% of the then-outstanding principal amount of the related Mortgage Loan or Whole Loan, as applicable, the Mortgagee (or a trustee appointed by it) having the right to hold and disburse such proceeds as the repair or restoration progresses, or (b) to the payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon.

All premiums on all insurance policies referred to in this section that are required by the Mortgage Loan documents to be paid as of the Cut-off Date have been paid, and such insurance policies name the Mortgagee under the Mortgage Loan and its successors and assigns as a loss payee under a mortgagee endorsement clause or, in the case of the general liability insurance policy, as named or additional insured. Such insurance policies will inure to the benefit of the Trustee (or, in the case of a Non-Serviced Mortgage Loan, the applicable Non-Serviced Trustee). Each related Mortgage Loan obligates the related Mortgagor to maintain all such insurance and, at such Mortgagor’s failure to do so, authorizes the Mortgagee to maintain such insurance at the Mortgagor’s cost and expense and to charge such Mortgagor for related premiums. All such insurance policies (other than commercial liability policies) require at least 10 days’ prior notice to the Mortgagee of termination or cancellation arising because of nonpayment of a premium and at least 30 days’ prior notice to the Mortgagee of termination or cancellation (or such lesser period, not less than 10 days, as may be required by applicable law) arising for any reason other than non-payment of a premium and no such notice has been received by the Mortgage Loan Seller.

19.              Access; Utilities; Separate Tax Parcels. Based solely on evaluation of the Title Policy (as defined in paragraph 8) and survey, if any, an engineering report or property condition assessment as described in paragraph 12, applicable local law compliance materials as described in paragraph 26, and the ESA (as defined in paragraph 43), each Mortgaged Property (a) is located on or adjacent to a public road and has direct legal access to such road, or has permanent access from a recorded easement or right of way permitting ingress and egress to/from a public road, (b) is served by or has access rights to public or private water and sewer (or well and septic) and other utilities necessary for the current use of the Mortgaged Property, all of which are adequate for the current use of the Mortgaged Property, and (c) constitutes one

Exh. C-8

or more separate tax parcels which do not include any property which is not part of the Mortgaged Property or is subject to an endorsement under the related Title Policy insuring the Mortgaged Property, or in certain cases, an application has been made or is required to be made to the applicable governing authority for creation of separate tax parcels (or the Mortgage Loan documents so require such application in the future), in which case the Mortgage Loan requires the Mortgagor to escrow an amount sufficient to pay taxes for the existing tax parcel of which the Mortgaged Property is a part until the separate tax parcels are created.

20.              No Encroachments. To the Mortgage Loan Seller’s knowledge based solely on surveys obtained in connection with origination and the Title Policy obtained in connection with the origination of each Mortgage Loan, and except for encroachments that do not materially and adversely affect the current marketability or principal use of the Mortgaged Property: (a) all material improvements that were included for the purpose of determining the appraised value of the related Mortgaged Property at the time of the origination of such Mortgage Loan are within the boundaries of the related Mortgaged Property, except for encroachments that are insured against by the applicable Title Policy; (b) no material improvements on adjoining parcels encroach onto the related Mortgaged Property except for encroachments that are insured against by the applicable Title Policy; and (c) no material improvements encroach upon any easements except for encroachments that are insured against by the applicable Title Policy.

21.              No Contingent Interest or Equity Participation. No Mortgage Loan has a shared appreciation feature, any other contingent interest feature or a negative amortization feature or an equity participation by the Mortgage Loan Seller.

22.              REMIC. The Mortgage Loan is a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code (but determined without regard to the rule in Treasury Regulations Section 1.860G-2(f)(2) that treats certain defective mortgage loans as qualified mortgages), and, accordingly, (A) the issue price of the Mortgage Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and (B) either: (a) such Mortgage Loan is secured by an interest in real property (including permanently affixed buildings and distinct structural components, such as wiring, plumbing systems and central heating and air conditioning systems, that are integrated into such buildings, serve such buildings in their passive functions and do not produce or contribute to the production of income other than consideration for the use or occupancy of space, but excluding personal property) having a fair market value (i) at the date the Mortgage Loan was originated at least equal to 80% of the adjusted issue price of the Mortgage Loan (together with any related Pari Passu Companion Loans) on such date or (ii) at the Closing Date at least equal to 80% of the adjusted issue price of the Mortgage Loan (together with any related Pari Passu Companion Loans) on such date, provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (A) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (B) a proportionate amount of any lien that is in parity with the Mortgage Loan; or (b) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property which served as the only security for such Mortgage Loan (other than a recourse feature or other third-party credit enhancement within the meaning of Treasury Regulations Section 1.860G-2(a)(1)(ii)). If the Mortgage Loan was “significantly modified” prior to the Closing Date so as to result in a taxable exchange under Section 1001 of

Exh. C-9

the Code, it either (x) was modified as a result of the default or reasonably foreseeable default of such Mortgage Loan or (y) satisfies the provisions of either sub-clause (B)(a)(i) above (substituting the date of the last such modification for the date the Mortgage Loan was originated) or sub-clause (B)(a)(ii), including the proviso thereto. Any Prepayment Premiums and Yield Maintenance Charges applicable to the Mortgage Loan constitute “customary prepayment penalties” within the meaning of Treasury Regulations Section 1.860G-1(b)(2). All terms used in this paragraph shall have the same meanings as set forth in the related Treasury Regulations.

23.              Compliance with Usury Laws. The mortgage rate (exclusive of any default interest, late charges, Yield Maintenance Charge or Prepayment Premium) of such Mortgage Loan complied as of the date of origination with, or was exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

24.              Authorized to do Business. To the extent required under applicable law, as of the Cut-off Date or as of the date that such entity held the Mortgage Note, each holder of the Mortgage Note was authorized to transact and do business in the jurisdiction in which each related Mortgaged Property is located, or the failure to be so authorized does not materially and adversely affect the enforceability of such Mortgage Loan by the Trust.

25.              Trustee under Deed of Trust. With respect to each Mortgage which is a deed of trust, as of the date of origination and, to the Mortgage Loan Seller’s knowledge, as of the Closing Date, a trustee, duly qualified under applicable law to serve as such, currently so serves and is named in the deed of trust or has been substituted in accordance with the Mortgage and applicable law or may be substituted in accordance with the Mortgage and applicable law by the related Mortgagee.

26.              Local Law Compliance. To the Mortgage Loan Seller’s knowledge, based upon any of a letter from any governmental authorities, a legal opinion, an architect’s letter, a zoning consultant’s report, an endorsement to the related Title Policy, a survey, or other affirmative investigation of local law compliance consistent with the investigation conducted by the Mortgage Loan Seller for similar commercial and multifamily mortgage loans intended for securitization, the improvements located on or forming part of each Mortgaged Property securing a Mortgage Loan are in material compliance with applicable laws, zoning ordinances, rules, covenants, and restrictions (collectively “Zoning Regulations”) governing the occupancy, use, and operation of such Mortgaged Property or constitute a legal non-conforming use or structure and any non-conformity with zoning laws constitutes a legal non-conforming use or structure which does not materially and adversely affect the use, operation or value of such Mortgaged Property. In the event of casualty or destruction, (a) the Mortgaged Property may be restored or repaired to the full extent necessary to maintain the use of the structure immediately prior to such casualty or destruction, (b) law and ordinance insurance coverage has been obtained for the Mortgaged Property in amounts customarily required by the Mortgage Loan Seller for similar commercial and multifamily loans intended for securitization, (c) title insurance policy coverage has been obtained with respect to any non-conforming use or structure, or (d) the inability to restore the Mortgaged Property to the full extent of the use or structure immediately prior to the casualty would not materially and adversely affect the use or operation of such Mortgaged

Exh. C-10

Property. The Mortgage Loan documents require the related Mortgagor to be qualified to do business in the jurisdiction in which the related Mortgaged Property is located.

27.              Licenses and Permits. Each Mortgagor covenants in the Mortgage Loan documents that it shall keep all material licenses, permits, franchises, certificates of occupancy and applicable governmental approvals necessary for the operation of the Mortgaged Property in full force and effect, and to the Mortgage Loan Seller’s knowledge based upon any of a letter from any government authorities, zoning consultant’s report or other affirmative investigation of local law compliance consistent with the investigation conducted by the Mortgage Loan Seller for similar commercial and multifamily mortgage loans intended for securitization; all such material licenses, permits, franchises, certificates of occupancy and applicable governmental approvals are in effect or the failure to obtain or maintain such material licenses, permits, franchises or certificates of occupancy and applicable governmental approvals does not materially and adversely affect the use and/or operation of the Mortgaged Property as it was used and operated as of the date of origination of the Mortgage Loan or the rights of a holder of the related Mortgage Loan. The Mortgage Loan documents require the related Mortgagor to comply in all material respects with all applicable regulations, zoning and building laws.

28.              Recourse Obligations. The Mortgage Loan documents for each Mortgage Loan (a) provide that such Mortgage Loan becomes full recourse to the Mortgagor and guarantor (which is a natural person or persons, or an entity or entities distinct from the Mortgagor (but may be affiliated with the Mortgagor) that collectively, as of the date of origination of the related Mortgage Loan, have assets other than equity in the related Mortgaged Property that are not de minimis) in any of the following events (or negotiated provisions of substantially similar effect): (i) if any petition for bankruptcy, insolvency, dissolution or liquidation pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by, consented to, or acquiesced in by, the Mortgagor; (ii) the Mortgagor or guarantor shall have solicited or caused to be solicited petitioning creditors to cause an involuntary bankruptcy filing with respect to the Mortgagor or (iii) voluntary transfers of either the Mortgaged Property or controlling equity interests in the Mortgagor made in violation of the Mortgage Loan documents; and (b) contains provisions for recourse against the Mortgagor and guarantor (which is a natural person or persons, or an entity or entities distinct from the Mortgagor (but may be affiliated with the Mortgagor) that collectively, as of the date of origination of the related Mortgage Loan, have assets other than equity in the related Mortgaged Property that are not de minimis), for losses and damages resulting from the following (or negotiated provisions of substantially similar effect): (i) the Mortgagor’s misappropriation of rents after an event of default, security deposits, insurance proceeds, or condemnation awards; (ii) the Mortgagor’s fraud or intentional material misrepresentation; (iii) breaches of the environmental covenants in the Mortgage Loan documents; or (iv) the Mortgagor’s commission of intentional material physical waste at the Mortgaged Property (but, in some cases, only to the extent there is sufficient cash flow generated by the related Mortgaged Property to prevent such waste).

29.              Mortgage Releases. The terms of the related Mortgage or related Mortgage Loan documents do not provide for release of any material portion of the Mortgaged Property from the lien of the Mortgage except (a) a partial release, accompanied by principal repayment, or partial defeasance (as described in paragraph 34) of not less than a specified percentage at least equal to 110% of the related allocated loan amount of such portion of the

Exh. C-11

Mortgaged Property, (b) upon payment in full of such Mortgage Loan, (c) upon a Defeasance (defined in paragraph 34 below), (d) releases of out-parcels that are unimproved or other portions of the Mortgaged Property which will not have a material adverse effect on the underwritten value of the Mortgaged Property and which were not afforded any material value in the appraisal obtained at the origination of the Mortgage Loan and are not necessary for physical access to the Mortgaged Property or compliance with zoning requirements, or (e) as required pursuant to an order of condemnation. With respect to any partial release under the preceding clauses (a) or (d), either: (x) such release of collateral (i) would not constitute a “significant modification” of the subject Mortgage Loan within the meaning of Treasury Regulations Section 1.860G-2(b)(2) and (ii) would not cause the subject Mortgage Loan to fail to be a “qualified mortgage” within the meaning of Section 860G(a)(3)(A) of the Code; or (y) the Mortgagee or servicer can, in accordance with the related Mortgage Loan documents, condition such release of collateral on the related Mortgagor’s delivery of an opinion of tax counsel to the effect specified in the immediately preceding clause (x). For purposes of the preceding clause (x), if the fair market value of the real property constituting such Mortgaged Property (reduced by (1) the amount of any lien on the real property that is senior to the Mortgage Loan and (2) a proportionate amount of any lien on the real property that is in parity with the Mortgage Loan) after the release is not equal to at least 80% of the principal balance of the Mortgage Loan (together with any related Pari Passu Companion Loans) outstanding after the release, the Mortgagor is required to make a payment of principal in an amount not less than the amount required by the REMIC Provisions.

In the case of any Mortgage Loan, in the event of a taking of any portion of a Mortgaged Property by a State or any political subdivision or authority thereof, whether by legal proceeding or by agreement, unless an opinion of counsel is delivered as specified in clause (y) of the preceding paragraph, the Mortgagor can be required to pay down the principal balance of the Mortgage Loan (together with any related Pari Passu Companion Loans) in an amount not less than the amount required by the REMIC Provisions and, to such extent, the award from any such taking may not be required to be applied to the restoration of the Mortgaged Property or released to the Mortgagor, if, immediately after the release of such portion of the Mortgaged Property from the lien of the Mortgage (but taking into account the planned restoration) the fair market value of the real property constituting the remaining Mortgaged Property (reduced by (1) the amount of any lien on the real property that is senior to the Mortgage Loan and (2) a proportionate amount of any lien on the real property that is in parity with the Mortgage Loan) is not equal to at least 80% of the remaining principal balance of the Mortgage Loan (together with any related Pari Passu Companion Loans).

No such Mortgage Loan that is secured by more than one Mortgaged Property or that is cross-collateralized with another Mortgage Loan permits the release of cross-collateralization of the related Mortgaged Properties or a portion thereof, including due to a partial condemnation, other than in compliance with the REMIC Provisions.

30.              Financial Reporting and Rent Rolls. Each Mortgage Loan requires the Mortgagor to provide the owner or holder of the Mortgage Loan with (a) quarterly (other than for single-tenant properties) and annual operating statements, (b) quarterly (other than for single-tenant properties) rent rolls (or maintenance schedules in the case of Mortgage Loans secured by residential cooperative properties) for properties that have any individual lease which accounts for more than 5% of the in-place base rent, and (c) annual financial statements.

Exh. C-12

31.              Acts of Terrorism Exclusion. With respect to each Mortgage Loan over $20 million, and to the Mortgage Loan Seller’s knowledge with respect to each Mortgage Loan of $20 million or less, as of origination the related special-form all-risk insurance policy and business interruption policy (issued by an insurer meeting the Insurance Rating Requirements) do not specifically exclude Acts of Terrorism, as defined in the Terrorism Risk Insurance Act of 2002, as amended (collectively referred to as “TRIPRA”), from coverage, or if such coverage is excluded, it is covered by a separate terrorism insurance policy. With respect to each Mortgage Loan, the related Mortgage Loan documents do not expressly waive or prohibit the Mortgagee from requiring coverage for Acts of Terrorism, as defined in TRIPRA, or damages related thereto, except to the extent that any right to require such coverage may be limited by commercial availability on commercially reasonable terms, or as otherwise indicated on Schedule C; provided that if TRIPRA or a similar or subsequent statute is not in effect, then, provided that terrorism insurance is commercially available, the Mortgagor under each Mortgage Loan is required to carry terrorism insurance, but in such event the Mortgagor shall not be required to spend on terrorism insurance coverage more than two times the amount of the insurance premium that is payable in respect of the property and business interruption/rental loss insurance required under the related Mortgage Loan documents (without giving effect to the cost of terrorism and earthquake components of such casualty and business interruption/rental loss insurance) at the time of the origination of the Mortgage Loan, and if the cost of terrorism insurance exceeds such amount, the Mortgagor is required to purchase the maximum amount of terrorism insurance available with funds equal to such amount.

32.              Due on Sale or Encumbrance. Subject to specific exceptions set forth below, each Mortgage Loan contains a “due-on-sale” or other such provision for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage (which consent, in some cases, may not be unreasonably withheld) and/or complying with the requirements of the related Mortgage Loan documents (which provide for transfers without the consent of the Mortgagee which are customarily acceptable to the Mortgage Loan Seller, including, but not limited to, transfers of worn-out or obsolete furnishings, fixtures, or equipment promptly replaced with property of equivalent value and functionality and transfers by leases entered into in accordance with the Mortgage Loan documents), (a) the related Mortgaged Property, or any equity interest of greater than 50% in the related Mortgagor, is directly or indirectly pledged, transferred or sold (in each case, a “Transfer”), other than as related to (i) family and estate planning Transfers or Transfers upon death or legal incapacity, (ii) Transfers to certain affiliates as defined in the related Mortgage Loan documents, (iii) Transfers of less than, or other than, a controlling interest in a Mortgagor, (iv) Transfers to another holder of direct or indirect equity in the Mortgagor, a specific Person designated in the related Mortgage Loan documents or a Person satisfying specific criteria identified in the related Mortgage Loan documents, (v) Transfers of common stock in publicly traded companies, (vi) a substitution or release of collateral within the parameters of paragraphs 29 and 34 herein, or (vii) by reason of any mezzanine debt that existed at the origination of the related Mortgage Loan as set forth on Exhibit C-32-1, or future permitted mezzanine debt as set forth on Exhibit C-32-2, or (b) the related Mortgaged Property is encumbered with a subordinate lien or security interest against the related Mortgaged Property, other than (i) any Companion Loan of any Mortgage Loan or any subordinate debt that existed at origination and is permitted under the related Mortgage Loan documents, (ii) purchase money security interests (iii) any Mortgage Loan that is cross-collateralized and cross-defaulted with another Mortgage Loan as

Exh. C-13

set forth on Exhibit C-32-3 or (iv) Permitted Encumbrances. The Mortgage or other Mortgage Loan documents provide that to the extent any Rating Agency fees are incurred in connection with the review of and consent to any transfer or encumbrance, the Mortgagor is responsible for such payment along with all other reasonable fees and expenses incurred by the Mortgagee relative to such transfer or encumbrance.

33.              Single-Purpose Entity. Each Mortgage Loan requires the Mortgagor to be a Single-Purpose Entity for at least as long as the Mortgage Loan is outstanding. Each Mortgage Loan with a Cut-off Date Balance of $30 million or more has a counsel’s opinion regarding non-consolidation of the Mortgagor. For this purpose, a “Single-Purpose Entity” shall mean an entity, other than an individual, whose organizational documents and the related Mortgage Loan documents (or if the Mortgage Loan has a Cut-off Date Balance equal to $10 million or less, its organizational documents or the related Mortgage Loan documents) provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties and prohibit it from engaging in any business unrelated to such Mortgaged Property or Mortgaged Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any assets other than those related to its interest in and operation of such Mortgaged Property or Mortgaged Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from those of any other person (other than a Mortgagor for a Mortgage Loan that is cross-collateralized and cross-defaulted with the related Mortgage Loan), and that it holds itself out as a legal entity, separate and apart from any other person or entity.

34.              Defeasance. With respect to any Mortgage Loan that, pursuant to the Mortgage Loan documents, can be defeased (a “Defeasance”), (i) the Mortgage Loan documents provide for defeasance as a unilateral right of the Mortgagor, subject to satisfaction of conditions specified in the Mortgage Loan documents; (ii) the Mortgage Loan cannot be defeased within two years after the Closing Date; (iii) the Mortgagor is permitted to pledge only United States “government securities” within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(ii), the revenues from which will be sufficient to make all scheduled payments under the Mortgage Loan when due, including the entire remaining principal balance on the maturity date (or on or after the first date on which payment may be made without payment of a Yield Maintenance Charge or Prepayment Premium), and if the Mortgage Loan permits partial releases of real property in connection with partial defeasance, the revenues from the collateral will be sufficient to pay all such scheduled payments calculated on a principal amount equal to a specified percentage at least equal to 110% of the allocated loan amount for the real property to be released; (iv) the defeasance collateral is not permitted to be subject to prepayment, call, or early redemption; (v) the Mortgagor is required to provide a certification from an independent certified public accountant that the collateral is sufficient to make all scheduled payments under the Mortgage Note as set forth in clause (iii) above; (vi) the defeased note and the defeasance collateral are required to be assumed by a Single-Purpose Entity; (vii) the Mortgagor is required to provide an opinion of counsel that the Trustee has a perfected security interest in such collateral prior to any other claim or interest; and (viii) the Mortgagor is required to pay all rating agency fees associated with defeasance (if rating confirmation is a specific condition precedent

Exh. C-14

thereto) and all other reasonable expenses associated with defeasance, including, but not limited to, accountant’s fees and opinions of counsel.

35.              Fixed Interest Rates. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in situations where default interest is imposed.

36.              Ground Leases. For purposes of this Exhibit C, a “Ground Lease” shall mean a lease creating a leasehold estate in real property where the fee owner as the ground lessor conveys for a term or terms of years its entire interest in the land and buildings and other improvements, if any, comprising the premises demised under such lease to the ground lessee (who may, in certain circumstances, own the building and improvements on the land), subject to the reversionary interest of the ground lessor as fee owner.

With respect to any Mortgage Loan where the Mortgage Loan is secured by a Ground Leasehold estate in whole or in part, and the related Mortgage does not also encumber the related lessor’s fee interest in such Mortgaged Property, based upon the terms of the Ground Lease and any estoppel or other agreement received from the ground lessor in favor of Mortgage Loan Seller, its successors and assigns (collectively, the “Ground Lease and Related Documents”), Mortgage Loan Seller represents and warrants that:

(a)       The Ground Lease or a memorandum regarding such Ground Lease has been duly recorded or submitted for recordation in a form that is acceptable for recording in the applicable jurisdiction. The Ground Lease and Related Documents permit the interest of the lessee to be encumbered by the related Mortgage and do not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns in a manner that would materially adversely affect the security provided by the related Mortgage. No material change in the terms of the Ground Lease had occurred since its recordation, except by any written instruments which are included in the related Mortgage File;

(b)       The lessor under such Ground Lease has agreed in a writing included in the related Mortgage File (or in such Ground Lease and Related Documents) that the Ground Lease may not be amended, modified, canceled or terminated by agreement of lessor and lessee without the prior written consent of the Mortgagee and that any such action without such consent is not binding on the Mortgagee, its successors or assigns, provided that the Mortgagee has provided lessor with notice of its lien in accordance with the terms of the Ground Lease;

(c)       The Ground Lease has an original term (or an original term plus one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by either the Mortgagor or the Mortgagee) that extends not less than 20 years beyond the stated maturity of the related Mortgage Loan, or 10 years past the stated maturity if such Mortgage Loan fully amortizes by the stated maturity (or with respect to a Mortgage Loan that accrues on an actual/360 basis, substantially amortizes);

(d)       The Ground Lease either (i) is not subject to any interests, estates, liens or encumbrances superior to, or of equal priority with, the Mortgage, except for the related

Exh. C-15

fee interest of the ground lessor and the Permitted Encumbrances and Title Exceptions; or (ii) is the subject of a subordination, non-disturbance or attornment agreement or similar agreement to which the Mortgagee on the lessor’s fee interest is subject;

(e)       Subject to the notice requirements of the Ground Lease and Related Documents, the Ground Lease does not place commercially unreasonable restrictions on the identity of the Mortgagee and the Ground Lease is assignable to the holder of the Mortgage Loan and its successors and assigns without the consent of the lessor thereunder (or, if such consent is required it either has been obtained or cannot be unreasonably withheld, provided that such Ground Lease has not been terminated and all amounts due thereunder have been paid), and in the event it is so assigned, it is further assignable by the holder of the Mortgage Loan and its successors and assigns without the consent of the lessor (or, if such consent is required it either has been obtained or cannot be unreasonably withheld, provided that such Ground Lease has not been terminated and all amounts due thereunder have been paid);

(f)       The Mortgage Loan Seller has not received any written notice of material default under or notice of termination of such Ground Lease. To the Mortgage Loan Seller’s knowledge, there is no material default under such Ground Lease and no condition that, but for the passage of time or giving of notice, would result in a material default under the terms of such Ground Lease and to the Mortgage Loan Seller’s knowledge, such Ground Lease is in full force and effect as of the Closing Date;

(g)       The Ground Lease and Related Documents require the lessor to give to the Mortgagee written notice of any default, and provide that no notice of default or termination is effective against the Mortgagee unless such notice is given to the Mortgagee;

(h)       A Mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the Ground Lease through legal proceedings) to cure any default under the Ground Lease which is curable after the Mortgagee’s receipt of notice of any default before the lessor may terminate the Ground Lease;

(i)       The Ground Lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by the Mortgage Loan Seller in connection with the origination of similar commercial or multifamily loans intended for securitization;

(j)       Under the terms of the Ground Lease and Related Documents, any related insurance proceeds or the portion of the condemnation award allocable to the ground lessee’s interest (other than in respect of a total or substantially total loss or taking as addressed in subpart (k)) will be applied either to the repair or to restoration of all or part of the related Mortgaged Property with (so long as such proceeds are in excess of the threshold amount specified in the related Mortgage Loan documents) the Mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as repair or

Exh. C-16

restoration progresses, or to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest;

(k)       In the case of a total or substantially total taking or loss, under the terms of the Ground Lease and Related Documents, any related insurance proceeds, or portion of the condemnation award allocable to ground lessee’s interest in respect of a total or substantially total loss or taking of the related Mortgaged Property to the extent not applied to restoration, will be applied first to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest; and

(l)       Provided that the Mortgagee cures any defaults which are susceptible to being cured, the ground lessor has agreed to enter into a new lease with the Mortgagee upon termination of the Ground Lease for any reason, including rejection of the Ground Lease in a bankruptcy proceeding.

37.              Servicing. The servicing and collection practices used by the Mortgage Loan Seller with respect to the Mortgage Loan have been, in all respects legal and have met with customary industry standards for servicing of commercial loans for conduit loan programs.

38.              Origination and Underwriting. The origination practices of the Mortgage Loan Seller (or the related originator if the Mortgage Loan Seller was not the originator) with respect to each Mortgage Loan have been, in all material respects, legal and as of the date of its origination, such Mortgage Loan and the origination thereof complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan; provided that such representation and warranty does not address or otherwise cover any matters with respect to federal, state or local law otherwise covered in this Exhibit C.

39.              Intentionally Omitted.

40.              No Material Default; Payment Record. No Mortgage Loan has been more than 30 days delinquent, without giving effect to any grace or cure period, in making required payments in the prior 12 months (or since origination if such Mortgage Loan has been originated within the past 12 months), and as of Cut-off Date, no Mortgage Loan is delinquent (beyond any applicable grace or cure period) in making required payments. To the Mortgage Loan Seller’s knowledge, there is (a) no material default, breach, violation or event of acceleration existing under the related Mortgage Loan, or (b) no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration, which default, breach, violation or event of acceleration in the case of either clause (a) or clause (b), materially and adversely affects the value of the Mortgage Loan or the value, use or operation of the related Mortgaged Property; provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of an exception scheduled to any other representation and warranty made by the Mortgage Loan Seller in this Exhibit C. No person other than the holder of such Mortgage Loan may declare any event of default under the Mortgage Loan or accelerate any indebtedness under the Mortgage Loan documents.

Exh. C-17

41.              Bankruptcy. As of the date of origination of the related Mortgage Loan and to the Mortgage Loan Seller’s knowledge as of the Cut-off Date, neither the Mortgaged Property (other than any tenants of such Mortgaged Property), nor any portion thereof, is the subject of, and no Mortgagor, guarantor or tenant occupying a single-tenant property is a debtor in state or federal bankruptcy, insolvency or similar proceeding.

42.              Organization of Mortgagor. With respect to each Mortgage Loan, in reliance on certified copies of the organizational documents of the Mortgagor delivered by the Mortgagor in connection with the origination of such Mortgage Loan, the Mortgagor is an entity organized under the laws of a state of the United States of America, the District of Columbia or the Commonwealth of Puerto Rico. Except with respect to any Mortgage Loan that is cross-collateralized and cross-defaulted with another Mortgage Loan and other than as set forth on Exhibit C-32-4, no Mortgage Loan has a Mortgagor that is an Affiliate of a Mortgagor with respect to another Mortgage Loan. An “Affiliate” for purposes of this paragraph (42) means, a Mortgagor that is under direct or indirect common ownership and control with another Mortgagor.

43.              Environmental Conditions. A Phase I environmental site assessment (or update of a previous Phase I and or Phase II environmental site assessment) and, with respect to certain Mortgage Loans, a Phase II environmental site assessment (collectively, an “ESA”) meeting ASTM requirements conducted by a reputable environmental consultant in connection with such Mortgage Loan within 12 months prior to its origination date (or an update of a previous ESA was prepared), and such ESA (i) did not identify the existence of recognized environmental conditions (as such term is defined in ASTM E1527-13 or its successor, hereinafter “Environmental Condition”) at the related Mortgaged Property or the need for further investigation, or (ii) if the existence of an Environmental Condition or need for further investigation was indicated in any such ESA, then at least one of the following statements is true: (A) an amount reasonably estimated by a reputable environmental consultant to be sufficient to cover the estimated cost to cure any material noncompliance with applicable Environmental Laws or the Environmental Condition has been escrowed by the related Mortgagor and is held or controlled by the related Mortgagee; (B) if the only Environmental Condition relates to the presence of asbestos-containing materials, radon in indoor air, lead based paint or lead in drinking water, the only recommended action in the ESA is the institution of such a plan, an operations or maintenance plan has been required to be instituted by the related Mortgagor that can reasonably be expected to mitigate the identified risk; (C) the Environmental Condition identified in the related environmental report was remediated or abated or contained in all material respects prior to the date hereof, and, if and as appropriate, a no further action, completion or closure letter or its equivalent was obtained from the applicable governmental regulatory authority (or the environmental issue affecting the related Mortgaged Property was otherwise listed by such governmental authority as “closed” or a reputable environmental consultant has concluded that no further action is required); (D) an environmental policy or a lender’s pollution legal liability insurance policy that covers liability for the identified circumstance or condition was obtained from an insurer rated no less than “A-” (or the equivalent) by Moody’s, S&P, Fitch Ratings, Inc. and/or A.M. Best; (E) a party not related to the Mortgagor was identified as the responsible party for such condition or circumstance and such responsible party has financial resources reasonably estimated to be adequate to address the situation; or (F) a party related to the Mortgagor having financial resources reasonably estimated

Exh. C-18

to be adequate to address the situation is required to take action. To the Mortgage Loan Seller’s knowledge, except as set forth in the ESA, there is no Environmental Condition (as such term is defined in ASTM E1527-13 or its successor) at the related Mortgaged Property.

44.              Intentionally Omitted.

45.              Appraisal. The Servicing File contains an appraisal of the related Mortgaged Property with an appraisal date within 6 months of the Mortgage Loan origination date, and within 12 months of the Cut-off Date. The appraisal is signed by an appraiser that (i) (A) is a Member of the Appraisal Institute or (B) has a comparable professional designation and possesses the level of experience required to evaluate commercial real estate collateral, and (ii) to the Mortgage Loan Seller’s knowledge, had no interest, direct or indirect, in the Mortgaged Property or the Mortgagor or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan. Each appraiser has represented in such appraisal or in a supplemental letter that the appraisal satisfies the requirements of the “Uniform Standards of Professional Appraisal Practice” as adopted by the Appraisal Standards Board of the Appraisal Foundation.

46.              Mortgage Loan Schedule. The information pertaining to each Mortgage Loan which is set forth in the Mortgage Loan Schedule attached as an exhibit to this Agreement is true and correct in all material respects as of the Cut-off Date and contains all information required by the Pooling and Servicing Agreement to be contained therein.

47.              Cross-Collateralization. No Mortgage Loan is cross-collateralized or cross-defaulted with any other mortgage loan that is outside the Mortgage Pool, except in the case of a Mortgage Loan that is part of a Whole Loan.

48.              Advance of Funds by the Mortgage Loan Seller. Except for loan proceeds advanced at the time of loan origination or other payments contemplated by the Mortgage Loan documents, no advance of funds has been made by the Mortgage Loan Seller to the related Mortgagor, and no funds have been received from any person other than the related Mortgagor or an affiliate, directly, or, to the knowledge of the Mortgage Loan Seller, indirectly for, or on account of, payments due on the Mortgage Loan. Neither the Mortgage Loan Seller nor any affiliate thereof has any obligation to make any capital contribution to any Mortgagor under a Mortgage Loan, other than contributions made on or prior to the date hereof.

49.              Compliance with Anti-Money Laundering Laws. The Mortgage Loan Seller has complied in all material respects with all applicable anti-money laundering laws and regulations, including without limitation the USA Patriot Act of 2001 with respect to the origination of the Mortgage Loan.

For purposes of this Exhibit C, “Mortgagee” means the mortgagee, grantee or beneficiary under any Mortgage, any holder of legal title to any portion of any Mortgage Loan or, if applicable, any agent or servicer on behalf of such party.

Exh. C-19

Exhibit C-32-1

List of Mortgage Loans with Current Mezzanine Debt

None.

Exh. C-32-1-1

Exhibit C-32-2

List of Mortgage Loans with Permitted Mezzanine Debt

None.

Exh. C-32-2-1

Exhibit C-32-3

List of Cross-Collateralized and Cross-Defaulted Mortgage Loans

None.

Exh. C-32-3-1

Exhibit C-32-4

List of Mortgage Loans with Affiliated Borrowers

Mortgage Loan Number	Mortgaged Property Name
26	Storage Max Tyler
37	Convenient Self Storage

Exh. C-32-4-1

SCHEDULE C

EXCEPTIONS TO MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

The exceptions to the representations and warranties set forth below are listed by the number of the related representation and warranty set forth on Exhibit C and the mortgage loan name and number identified on Exhibit A. Capitalized terms used but not otherwise defined in this Schedule C shall have the meanings set forth in Exhibit C or, if not defined therein, in this Agreement.

Rep. No. on Exhibit C	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception
(6) Mortgage Status; Waivers and Modifications	FTERE Bronx Portfolio 6 (Loan No. 2)	On or about April 2, 2020, the Mortgagor requested that the Mortgage Loan be modified to provide for (i) forbearance of all debt service payments through July 31, 2020, with the deferred interest payments due on the maturity date; (ii) reduction of interest payments from August 1, 2020 through December 31, 2020, with 50% of such interest payments to be paid when due and the remainder due on a payment in kind basis payable on the maturity date, provided any excess cash flow would be utilized to reduce any interest accrual under the Mortgage Loan; (iii) waiver of all escrow deposits through December 31, 2020; (iv) release of funds in the replacement reserve and other escrow balances to the Mortgagor to be utilized for operation of the Mortgaged Properties; and (v) suspension of financial covenants and cash management or other consequences which might arise from the failure to satisfy such covenants. However, on or about May 27, 2020, the Mortgagor withdrew such request.
(6) Mortgage Status; Waivers and Modifications	1602 Spruce Street & 238 South 20th Street (Loan No. 28)

On or about May 29, 2020, the borrower requested the lender to grant a forbearance on debt service payments for the months of June, July and August 2020. On or about June 19, 2020, the lender refused such request. On or about July 23, 2020, the borrower again requested the lender to grant a forbearance on debt service payments for 90 days. On or about July 28, 2020, the borrower rescinded such request.

In addition, the deadline in the undelivered items agreement referred to in the exceptions to Representations 26 and 27 for this Mortgage Loan has been twice extended since the origination date, from 30 days after origination to 180 days after origination, and from 180 days after origination to 270 days after origination (November 29, 2020).

(7) Lien; Valid Assignment	Lancaster Towne Center (Loan No. 25)	The lease of the tenant Aldi is an exception to the title insurance policy and is not limited to rights of tenants as tenants only.

Sch. C-1

(8) Permitted Liens; Title Insurance
(7) Lien; Valid Assignment (8) Permitted Liens; Title Insurance	Walgreens Pembroke Pines (Loan No. 33)	The sole tenant at the Mortgaged Property has a right of first refusal to purchase the Mortgaged Property. The tenant has agreed that such right of first refusal will not apply to the sale or transfer of the Mortgaged Property in connection with foreclosure proceedings or a deed given in lieu of foreclosure. However, such right would apply to any subsequent transfers.
(9) Junior Liens	Waterfront Clematis (Loan No. 5)

Provided that no event of default exists under the Mortgage Loan documents, an Approved Subordinate Pledge (as defined below) of indirect equity interests in the Mortgagor by Fanjul Corporation, a Florida corporation that indirectly holds a 66.8% interest in the Mortgagor, or Florida Crystals Corporation, a Delaware corporation that indirectly holds a 92.0% interest in the Mortgagor, is permitted without the lender’s consent, provided that, among other conditions, after giving effect to the Approved Subordinate Pledge and after any enforcement action by the subordinate lender occurs as a result of a default under any documentation evidencing and/or securing the Approved Subordinate Pledge, but subject to the right of Florida Crystal Corporation to take control of the Mortgagor if certain conditions are satisfied, the non-recourse carveout guarantor (I) owns at least an 8% direct or indirect equity ownership interest in the Mortgagor, (II) controls the Mortgagor, and (III) controls the day-to day operation of the Mortgaged Property.

“Approved Subordinate Pledge” means a loan from a subordinate lender to Fanjul Corp., a Florida corporation, or Florida Crystals Corporation, a Delaware corporation, which Approved Subordinate Pledge: (i) is secured by more than forty-nine percent of the direct or indirect equity of Fanjul Corporation or Florida Crystals Corporation, (ii) is made after the origination date, (iii) will be in an amount that when added to the Mortgage Loan will result in a combined loan to "as is'" appraised value of the Mortgaged Property ratio of no more than sixty-five percent, (iii) is not secured in whole or in part by any of the Mortgaged Property, (iv) creates no obligations or liabilities on the part of the Mortgagor, (v) at the sole election of the lender, the subordinate lender enters into a recognition agreement or intercreditor agreement with the lender in form and substance reasonably acceptable to the lender and the applicable rating agencies, which recognition agreement or intercreditor agreement shall, among other things, restrict the ability of such subordinate lender to (a) transfer the Approved Subordinate Pledge to another person

Sch. C-2

without first obtaining the consent of the lender and the receipt by the lender of a rating agency confirmation from each applicable rating agency if such rating agency confirmation is required under applicable REMIC requirements and (b) requiring that the Approved Subordinate Pledge be completely subordinate to the Mortgage Loan both in payment and priority.
(8) Permitted Liens; Title Insurance	Walgreens Pembroke Pines (Loan No. 33)	So long as the lease to the sole tenant, Walgreen Co., is in full force and effect, the sole tenant is open for business and operating at the Mortgaged Property (or is still required to provide insurance under its lease or has delivered a letter of self-insurance acceptable to the lender that it will continue to self insure even if not open and operating) and is not entitled to abate rent or terminate the lease as a result of casualty, and there is no lease event of default under the lease, , the Mortgagor can rely (in lieu of providing insurance as required by Representation 18) (i) on self-insurance by the sole tenant, so long as the senior unsecured debt rating of Walgreen Co. does not fall below investment grade by S&P, and (ii) on third party commercial insurance obtained by the sole tenant, provided that such insurance satisfies the requirements of the related lease, which insurance may not satisfy the requirements of Representation 18.
(18) Insurance	All MSMCH Mortgage Loans (Loan Nos. 2, 4, 5, 10, 11, 13, 16, 17, 20, 21, 23, 25, 26, 27, 28, 32, 33, 34, 37, 38, 41, 42, 44)

The Mortgage Loan documents may allow the Mortgagor to obtain insurance from an insurer that does not meet the required rating if it obtains a “cut through endorsement” from an insurance company that meets the required rating. The Mortgage Loan documents may also allow the Mortgagor to obtain insurance from an insurer that does not meet the required rating if a parent company that owns at least 51% of the insurer has the required rating and use of such insurance is approved by the rating agencies.

The threshold for the lender having the right to hold and disburse insurance proceeds may be based on 5% of the original principal amount rather than 5% of the outstanding principal amount.

In addition, all exceptions to Representation 31 set forth herein for all MSMCH Mortgage Loans are also exceptions to this Representation 18.

(26) Local Law Compliance	Cubesmart Portfolio Baton Rouge (Loan No. 16)	The 3400 LA-19 Mortgaged Property is legal non-conforming as to use, as use as a self storage facility is not a permitted use under the current code. Under the applicable zoning code, if a non-conforming building or structure is damaged or destroyed by any means, or is declared unsafe by the building inspector to an extent that repairs would exceed more than 50 percent of

Sch. C-3

the replacement cost of the building or damaged nonconforming element, the building is required to be reconstructed in conformity with the provisions of the current zoning code (and accordingly the use could not be continued). In addition, if the use is discontinued for six months for any reason it may not be resumed unless an application for conversion of the use is filed before the end of the six month period and such application is granted.
(26) Local Law Compliance	Rego Multifamily Portfolio II (Loan No. 17)

With respect to the 2-4 Douglas Street Mortgaged Property, the use constitutes a legal non-conforming use, as the applicable zoning district permits a maximum of 3 units for multifamily use, and the Mortgaged Property has 6 units. With respect to the 180 Bond Street Mortgaged Property, the use constitutes a legal non-conforming use, as the applicable zoning district permits a maximum of 3 units for multifamily use, and the Mortgaged Property has 20 units. The applicable zoning ordinance provides as follows:

i.       Any building or structure containing a nonconforming use or characteristic, which has been destroyed or damaged by fire, explosion, act of God or by public enemy to the extent of 60% or more of its existing replacement value at the time such a damage occurred, shall thereafter be made to conform with the provisions of these regulations, when, within 2 months of such destruction or damage, the property owner has not sent a certified letter, return receipt requested, to the zoning administrator stating an intent to reestablish such a use and has not submitted a certificate of nonconformance and has not applied for a building permit for reconstruction, because the commission hereby finds and determines that such failure to take these 3 actions within this reasonable time period is evidence of a voluntary discontinuance and intent not to reestablish such use.

ii.       Buildings or structures containing a nonconforming use or characteristic which has been destroyed or damaged to the extent of less than 60% of its existing replacement value at the time such damage occurred may be rebuilt, provided, however, that the zoning administrator has discretion to ensure that the manner in which the building or structure is rebuilt conforms as much as possible to the surrounding district, even if such building or structure cannot, as a practical matter, achieve the fullest expression of a building type allowed in the district.

(26) Local Law Compliance	1602 Spruce Street & 238 South 20th Street (Loan No. 28)	The related Mortgagor did not provide evidence of compliance with building codes. An Undelivered Items Agreement was executed requiring the Mortgagor, within 270 days following the origination date (which 270 days expires November 29,

Sch. C-4

2020), to provide the lender with a zoning report showing that there are no zoning or building code violations at either Mortgaged Property.
(26) Local Law Compliance	Liberty Self Storage (42)	The buildings included in the Mortgaged Property located at 4114 IL Route 176 and 4506 Ray Street are each legally non-conforming with respect to use, because use as a self-storage facility is not a permitted use under the current code. The applicable zoning code provides that if a non-conforming building or structure has been destroyed by any means out of the control of the owner, restoration of the structure and its use may occur only if destruction is to an extent less than 50% of the market value of the building or structure, provided that such repairs and restoration must begin within one year of destruction. If such conditions are not satisfied, the non-conforming use may not be restored. In addition, a nonconforming use that is discontinued for 12 months may not be re-established.
(27) Licenses and Permits	1602 Spruce Street & 238 South 20th Street (Loan No. 28)	The related Mortgagor did not provide the required rental licenses for either related Mortgaged Property. An Undelivered Items Agreement was executed requiring the Mortgagor, within 270 days after the origination date (which 270 days expires November 29, 2020), to provide the lender with the rental licenses for each Mortgaged Property issued by the City of Philadelphia.
(28) Recourse Obligations	Lancaster Towne Center (Loan No. 25)	The non-recourse carveout guarantor has a net worth that is less than 25% of the principal balance of the Mortgage Loan.
(28) Recourse Obligations	All MSMCH Mortgage Loans (Loan Nos. 2, 4, 5, 10, 11, 13, 16, 17, 20, 21, 23, 25, 26, 27, 28, 32, 33, 34, 37, 38, 41, 42, 44)

The environmental indemnity agreements or other Mortgage Loan documents may contain provisions to the effect that, if an environmental insurance policy reasonably acceptable to the lender is obtained with respect to the Mortgaged Property, the lender and other indemnified parties are required to first make a claim under such environmental insurance policy, and may not make a claim against the environmental indemnitors, except to the extent that such environmental insurance policy does not cover the losses suffered and/or does not fully cover the costs of such losses or of any remediation or the lender or other indemnified parties have been unable to recover under such environmental insurance policy with respect to all or a portion of such costs or losses within a reasonable period of time despite good faith efforts to do so (or in certain cases, within a specified time period after the date the lender or other indemnified parties commenced efforts to collect such environmental losses).

The Mortgage Loan documents may provide that there will not be recourse for voluntary transfers of either the Mortgaged

Sch. C-5

Property or equity interests in Mortgagor made in violation of the Mortgage Loan documents to the extent of failure to comply with administrative requirements of notice and updated organizational charts for what would otherwise constitute permitted transfers.
(29) Mortgage Releases	FTERE Bronx Portfolio 6 (Loan No. 2)	The Mortgage Loan documents permit a release of an individual Mortgaged Property upon defeasance of a release amount equal to 100% of its allocated loan amount, provided that following such release the remaining Mortgaged Properties have a loan-to value ratio not greater than 55% and a debt yield of at least 8.5%.
(31) Acts of Terrorism Exclusion	All MSMCH Mortgage Loans (Loan Nos. 2, 4, 5, 10, 11, 13, 16, 17, 20, 21, 23, 25, 26, 27, 28, 32, 33, 34, 37, 38, 41, 42, 44)

The Mortgage Loan documents may allow terrorism insurance to be obtained from an insurer that is rated at least investment grade (i.e. “BBB-”) by S&P and also rated at least “BBB-” by Fitch, and/or “Baa3” by Moody’s (if such rating agencies rate any securitization of such mortgage loans and also rate the insurer). In addition, with respect to terrorism insurance, the Mortgage Loan documents may provide for 12 months, rather than 18 months, of business interruption coverage, even if the Mortgage Loan is in excess of $50,000,000.

All exceptions to Representation 18 set forth herein for all MSMCH Mortgage Loans are also exceptions to Representation 31.

(33) Single-Purpose Entity	Waterfront Clematis (Loan No. 5)	One of the buildings at the Mortgaged Property is divided into a residential parcel and a commercial parcel pursuant to a vertical separation regime, and the commercial parcel is further divided into two condominium units; condominium unit C-1, which is part of the Mortgaged Property, and condominium unit C-2, which is not part of the Mortgaged Property. The Mortgagor is a recycled entity which previously owned condominium unit C-2 (which is leased to a cannabis retailer). In addition, the Mortgagor is the declarant under the vertical separation and condominium regimes applicable to the building in which the Mortgaged Property is located.
(33) Single-Purpose Entity	Lancaster Towne Center (Loan No. 25)	The Mortgagor is the declarant under the condominium in which the Mortgaged Property constitutes a unit and previously owned an additional condominium unit in the building in which the Mortgaged Property is located (which is leased to a cannabis retailer).
(34) Defeasance	FTERE Bronx Portfolio 6 (Loan No. 2)	The Mortgage Loan documents permit a release of an individual Mortgaged Property upon defeasance of a release amount equal to 100% of its allocated loan amount, provided that following such release the remaining Mortgaged Properties have a loan-to value ratio not greater than 55% and a debt yield of at least 8.5%.

Sch. C-6

EXHIBIT D-1

FORM OF CERTIFICATE OF THE SECRETARY OR
AN ASSISTANT SECRETARY OF THE MORTGAGE LOAN SELLER

MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC

ASSISTANT SECRETARY’S CERTIFICATE

I, [_____], an Assistant Secretary of Morgan Stanley Mortgage Capital Holdings LLC, a New York limited liability company (the “Mortgage Loan Seller”), HEREBY CERTIFY that:

1.	Attached hereto as Exhibit A is a true and complete copy of the Articles of Organization of the Mortgage Loan Seller, which are in full force and effect on the date hereof.
2.	Attached hereto as Exhibit B is a true and correct copy of the Operating Agreement of the Mortgage Loan Seller, which is in full force and effect on the date hereof.
3.	Attached hereto as Exhibit C is a true and complete copy of resolutions relating to loan sales and securitizations duly adopted by the Board of Directors of the Mortgage Loan Seller as of [DATE]. Such resolutions have not been modified, amended, rescinded or revoked and remain in full force and effect on the date hereof.
4.	Each person who, as an officer or representative of the Mortgage Loan Seller, signed any document delivered in connection with the BANK 2020-BNK28 transaction was at the respective times of such signing and delivery, and is now, duly elected or appointed, qualified and acting as such officer or representative and the signatures of such persons appearing on such documents are their genuine signatures.

IN WITNESS WHEREOF, I have signed this Certificate as of September 30, 2020.

Name:
Title:

Exh. D-1-1

EXHIBIT D-2

FORM OF CERTIFICATE OF THE MORTGAGE LOAN SELLER

CERTIFICATE OF MORTGAGE LOAN SELLER

In connection with the execution and delivery by Morgan Stanley Mortgage Capital Holdings LLC (“Morgan Stanley”) of the various transactions contemplated by, that certain Mortgage Loan Purchase Agreement dated and effective as of September 21, 2020 (the “Mortgage Loan Purchase Agreement”) between Morgan Stanley, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser (the “Purchaser”), the undersigned hereby certifies that (i) except as set forth on Schedule C to the Mortgage Loan Purchase Agreement, the representations and warranties of Morgan Stanley in or made pursuant to Section 4(a) and Section 4(b) of the Mortgage Loan Purchase Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, provided that any representations and warranties made as of a specified date shall be true and correct as of such specified date, (ii) Morgan Stanley has, in all material respects, complied with all the agreements and satisfied all the conditions on its part required under the Mortgage Loan Purchase Agreement to be performed or satisfied at or prior to the date hereof, and (iii) since the date of the Mortgage Loan Purchase Agreement, there will not have been, immediately prior to the transfer of the Mortgage Loans pursuant to the Mortgage Loan Purchase Agreement, any material adverse change in the financial condition of Morgan Stanley. Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Mortgage Loan Purchase Agreement.

Certified this September 30, 2020.

MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC

By:
Name:
Title:

Exh. D-2-1

EXHIBIT E

FORM OF OFFICER’S CERTIFICATE OF
MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC

[_____] [_], 2020

Wells Fargo Securities, LLC
30 Hudson Yards, 15th Floor
New York, New York 10001
Attention: A.J. Sfarra

CRRCompliance@wellsfargo.com

Troy B. Stoddard, Esq.
Senior Counsel, Wells Fargo Legal Department, D1086-341
550 South Tryon Street, 34th Floor
Charlotte, North Carolina 28202

With copies to the Addressees listed on Schedule A

Re: BANK 2020-BNK28 – Officer’s Certificate Pursuant to Section 4(i) of the Mortgage Loan Purchase Agreement

Reference is hereby made to that certain Pooling and Servicing Agreement, dated September 1, 2020, and that certain Mortgage Loan Purchase Agreement, dated and effective as of September 21, 2020 (the “Mortgage Loan Purchase Agreement”), between the undersigned (the “Mortgage Loan Seller”) and Wells Fargo Commercial Mortgage Securities, Inc. In accordance with Section 4(i) of the Mortgage Loan Purchase Agreement, the Mortgage Loan Seller hereby certifies to the parties listed on Schedule A, as follows:

1.	The Mortgage Loan Seller has delivered the Diligence File (as defined in the Pooling and Servicing Agreement) with respect to each Mortgage Loan to the Designated Site (as defined in the Pooling and Servicing Agreement); and
2.	Each Diligence File constitutes all documents required under the definition of “Diligence File” and such Diligence File is organized and categorized in accordance with the electronic file structure reasonably agreed to by the Depositor and the Mortgage Loan Seller.

Capitalized terms used herein without definition have the meanings given them in the Mortgage Loan Purchase Agreement.

IN WITNESS WHEREOF, the undersigned has caused this diligence file certification to be executed by its duly authorized officer or representative, the [_] day of [_____], 2020.

Exh. E-1

Sincerely yours,

MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC

By:
Name:
Title

:

Exh. E-2

SCHEDULE A

LIST OF ADDRESSEES TO BE COPIED

GENERAL MASTER SERVICER:

Wells Fargo Bank, National Association
Commercial Mortgage Servicing
Three Wells Fargo
MAC D1050-084
401 South Tryon Street, 8th Floor
Charlotte, North Carolina 28202
Attention: BANK 2020-BNK28 Asset Manager

Email: commercial.servicing@wellsfargo.com

GENERAL SPECIAL SERVICER:

KeyBank National Association

11501 Outlook Street, Suite 300
Overland Park, Kansas 66211
Attention: Alan Williams
Facsimile number: (877) 379-1625
Email: keybank_notices@keybank.com

CERTIFICATE ADMINISTRATOR:

Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, Maryland 21045
Attention: Corporate Trust Services (CMBS) – BANK 2020-BNK28
Email: cts.cmbs.bond.admin@wellsfargo.com;
trustadministrationgroup@wellsfargo.com

TRUSTEE:
Wilmington Trust, National Association
1100 North Market Street
Wilmington, Delaware 19890
Attention: CMBS Trustee BANK 2020-BNK28
Email: CMBSTrustee@wilmingtontrust.com

DIRECTING CERTIFICATEHOLDER:

ECMBS LLC

53 Forest Avenue, 3rd Floor

Old Greenwich, Connecticut 06870

Attention: Leo Huang

E-mail: lhuang@ellington.com

with a copy via email to:

DCHconsents@ellington.com

ASSET REPRESENTATIONS REVIEWER:

Exh. E-3

Park Bridge Lender Services LLC
600 Third Avenue, 40th Floor
New York, New York 10016
Attention: BANK 2020-BNK28 Transaction Manager

With a copy sent via email to: cmbs.notices@parkbridgefinancial.com with BANK 2020-BNK28 in the subject line

OPERATING ADVISOR:

Park Bridge Lender Services LLC
600 Third Avenue, 40th Floor
New York, New York 10016
Attention: BANK 2020-BNK28 Transaction Manager

With a copy sent via email to: cmbs.notices@parkbridgefinancial.com with BANK 2020-BNK28 in the subject line

RISK RETENTION CONSULTATION PARTY

Wells Fargo Bank, National Association
c/o Wells Fargo Securities, LLC
10 S. Wacker Drive, 32nd Floor, N8405-320
Chicago, Illinois 60606
Attention: Brigid Mattingly
Email: Brigid.mattingly@wellsfargo.com

with a copy to:

Troy B. Stoddard, Esq.
Senior Counsel, Wells Fargo Legal Department, D1086-341
550 South Tryon Street, 34th Floor
Charlotte, North Carolina 28202

Email: troy.stoddard@wellsfargo.com

Exh. E-4

EXHIBIT F

FORM OF LIMITED POWER OF ATTORNEY

TO WELLS FARGO BANK, NATIONAL ASSOCIATION AND KeyBank National Association WITH RESPECT TO BANK 2020-BNK28, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2020-BNK28

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, pursuant to the terms of the Mortgage Loan Purchase Agreement dated and effective as of September 21, 2020 (the “Mortgage Loan Purchase Agreement”), between Morgan Stanley Mortgage Capital Holdings LLC (“Seller”) and Wells Fargo Commercial Mortgage Securities, Inc. (“Depositor”), Seller is selling certain commercial and/or multifamily mortgage loans (the “Mortgage Loans”) to Depositor;

WHEREAS, pursuant to the terms of the Pooling and Servicing Agreement dated as of September 1, 2020 (the “Pooling and Servicing Agreement”), among the Depositor, Wells Fargo Bank, National Association, as general master servicer, KeyBank National Association, as general special servicer (the “General Special Servicer”), National Cooperative Bank, N.A., as co-op master servicer and as co-op special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Wilmington Trust, National Association, as trustee (the “Trustee”), and Wells Fargo Bank, National Association, as certificate administrator, as custodian (in such capacity, the “Custodian”), as certificate registrar, and as authenticating agent, the Trustee, the Custodian and the General Special Servicer are granted certain powers, responsibilities and authority in connection with the completion and the filing and recording of assignments of mortgage, deeds of trust or similar documents, Form UCC-3 assignments of financing statements, reassignments of assignments of leases, rents and profits and other Mortgage Loan documents required to be filed or recorded in appropriate public filing and recording offices;

WHEREAS, Seller has agreed to provide this Limited Power of Attorney pursuant to the Mortgage Loan Purchase Agreement;

NOW, THEREFORE, Seller does hereby make, constitute and appoint the Custodian (on behalf of the Trustee), acting solely in its capacity as Custodian under, and in accordance with the terms of, the Pooling and Servicing Agreement, Seller’s true and lawful agent and attorney-in-fact with respect to each Mortgage Loan in Seller’s name, place and stead: (i) to complete (to the extent necessary) and to cause to be submitted for filing or recording in the appropriate public filing or recording offices, all assignments of mortgage, deeds of trust or similar documents, assignments or reassignments of rents, leases and profits, in each case in favor of the Trustee, as set forth in the definition of “Mortgage File” in Section 1.01 of the Pooling and Servicing Agreement, that have been received by the Trustee or a Custodian on its behalf, and all Form UCC-3 assignments of financing statements and all other comparable instruments or documents with respect to the Mortgage Loans which are customarily and reasonably necessary or appropriate to assign agreements, documents and instruments pertaining to the Mortgage Loans, in each case in favor of the Trustee as set forth in the definition of “Mortgage File” in, and in accordance with Section 1.01 of, the Pooling and Servicing Agreement, and to evidence, provide notice of and perfect such assignments and conveyances in favor of the Trustee in the public records of the appropriate filing and recording offices; and (ii) to prepare, execute and file or record in the appropriate public filing or recording offices, as applicable, all other Mortgage

Exh. F-1

Loan documents to be recorded under the terms of the Pooling and Servicing Agreement or any such Mortgage Loan documents which have not been submitted for filing or recordation by Seller on or before the date hereof or which have been so submitted but are subsequently lost or returned unrecorded or unfiled as a result of actual or purported defects therein, in order to evidence, provide notice of and perfect such documents in the public records of the appropriate filing and recording offices. Notwithstanding the foregoing, this Limited Power of Attorney shall grant to the Custodian (on behalf of the Trustee) and the General Special Servicer only such powers, responsibilities and authority as are set forth in Section 2 of the Mortgage Loan Purchase Agreement.

Seller does also hereby make, constitute and appoint the General Special Servicer, acting solely in its capacity as General Special Servicer under the Pooling and Servicing Agreement, Seller’s true and lawful agent and attorney-in-fact with respect to the Mortgage Loans in Seller’s name, place and stead solely to exercise and perform all of the rights, authority and powers of the Custodian (on behalf of the Trustee) as set forth in the preceding paragraph in the event of the failure or the incapacity of the Custodian to do so for any reason. As between the General Special Servicer and any third party, no evidence of the failure or incapacity of the Custodian shall be required and such third party may rely upon the General Special Servicer’s written statement that it is acting pursuant to the terms of this Limited Power of Attorney.

The enumeration of particular powers herein is not intended in any way to limit the grant to the Custodian (on behalf of the Trustee) or the General Special Servicer as Seller’s attorney-in-fact of full power and authority with respect to the Mortgage Loans to complete (to the extent necessary), file and record any documents, instruments or other writings referred to above as fully, to all intents and purposes, as Seller might or could do if personally present, hereby ratifying and confirming whatsoever such attorney-in-fact shall and may do by virtue hereof; and Seller agrees and represents to those dealing with such attorney-in-fact that they may rely upon this Limited Power of Attorney until termination thereof under the provisions of the second following paragraph below. As between Seller, the Depositor, the General Special Servicer, the Custodian, the Trust and the Certificateholders, neither the Custodian nor the General Special Servicer may exercise any right, authority or power granted by this Limited Power of Attorney in a manner which would violate the terms of the Pooling and Servicing Agreement, but any and all third parties dealing with the Custodian (on behalf of the Trustee) or the General Special Servicer as Seller’s attorney-in-fact may rely completely, unconditionally and conclusively on the authority of the Custodian or the General Special Servicer, as applicable, and need not make any inquiry about whether the Custodian or the General Special Servicer is acting pursuant to the Pooling and Servicing Agreement. Any purchaser, title insurance company or other third party may rely upon a written statement by the Custodian or the General Special Servicer that any particular Mortgage Loan or related mortgaged real property in question is subject to and included under this Limited Power of Attorney and the Pooling and Servicing Agreement.

Any act or thing lawfully done hereunder by the Custodian (on behalf of the Trustee) or the General Special Servicer shall be binding on Seller and Seller’s successors and assigns.

This Limited Power of Attorney shall continue in full force and effect with respect to the Custodian (on behalf of the Trustee) and the General Special Servicer, as applicable, until the earliest occurrence of any of the following events:

(1)	with respect to the Custodian (on behalf of the Trustee), the termination of the Custodian and its replacement with a successor Custodian under the terms of the Pooling and Servicing Agreement;

Exh. F-2

(2)	with respect to the General Special Servicer, the termination of such entity and its replacement with a successor General Special Servicer under the terms of the Pooling and Servicing Agreement;
(3)	with respect to the Custodian (on behalf of the Trustee), the appointment of a receiver or conservator with respect to the business of the Custodian, or the filing of a voluntary or involuntary petition in bankruptcy by or against the Custodian;
(4)	with respect to the General Special Servicer, the appointment of a receiver or conservator with respect to the business of such entity, or the filing of a voluntary or involuntary petition in bankruptcy by or against such entity;
(5)	with respect to each of the Custodian (on behalf of the Trustee) and the General Special Servicer and any Mortgage Loan, such Mortgage Loan is no longer a part of the Trust;
(6)	with respect to each of the Custodian (on behalf of the Trustee) and the General Special Servicer, the termination of the Pooling and Servicing Agreement in accordance with its terms; and
(7)	with respect to the General Special Servicer, the occurrence and continuance of, or failure to cure, any of the events described under Section 7.01(a) of the Pooling and Servicing Agreement with respect to the General Special Servicer.

Nothing herein shall be deemed to amend or modify the Pooling and Servicing Agreement, the Mortgage Loan Purchase Agreement or the respective rights, duties or obligations of Seller under the Mortgage Loan Purchase Agreement, and nothing herein shall constitute a waiver of any rights or remedies under the Pooling and Servicing Agreement.

Capitalized terms used but not defined herein have the respective meanings assigned thereto in the Mortgage Loan Purchase Agreement or, if not defined therein, then in the Pooling and Servicing Agreement.

THIS POWER OF ATTORNEY AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

[Signature on next page]

Exh. F-3

IN WITNESS WHEREOF, Seller has caused this instrument to be executed and its corporate seal to be affixed hereto by its officer duly authorized as of _______________, 2020.

MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC

By:
Name:
Title:

Exh. F-4

ACKNOWLEDGEMENT

STATE OF	)
) ss:
COUNTY OF	)

On this ____ day of _____________ 20__, before me appeared __________________, to me personally known, who, being by me duly sworn did say that he/she is the ___________________ of Morgan Stanley Mortgage Capital Holdings LLC, and that the seal affixed to the foregoing instrument is the corporate seal of said entity, and that said instrument was signed and sealed in behalf of said entity by authority of its board of directors (or equivalent authorizing parties), and said ___________________ acknowledged said instrument to be the free act and deed of said entity.

Name:
Notary Public in and for said County and State

My Commission Expires:

_____________________________________

Exh. F-5